Exhibit 10.7


                                                              [EXECUTION COPY]

                                U.S. $447,875,000

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                            dated as of June 4, 1996
                  (Amending and Restating the Credit Agreement,
                         dated as of January 26, 1996),

                                      among

                             KEEBLER HOLDING CORP.,

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,

                     THE FIRST NATIONAL BANK OF CHICAGO,
                               PEARL STREET L.P.,
                                BANK OF MONTREAL,
                          BHF-BANK, AKTIENGESELLSCHAFT
                                       and
                           NATIONSBANK, N.A. (SOUTH),

                        as the Co-Agents for the Lenders

                                       and

                            THE BANK OF NOVA SCOTIA,

                  as the Administrative Agent for the Lenders.

                                TABLE OF CONTENTS

Section                                                                   Page
- -------                                                                   ----


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

  1.1.        Defined Terms................................................  4
  1.2.        Use of Defined Terms......................................... 49
  1.3.        Cross-References............................................. 49
  1.4.        Accounting and Financial Determinations...................... 49


                                  ARTICLE II

               CONTINUATION AND REALLOCATION OF EXISTING LOANS
                        AND EXISTING LETTERS OF CREDIT;
                COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                          NOTES AND LETTERS OF CREDIT

  2.1.        Commitments.................................................. 49
  2.1.1.      Term Loan Commitments........................................ 50
  2.1.2.      Revolving Loan Commitment and Swing Line
                Loan Commitment............................................ 50
  2.1.3.      Letter of Credit Commitment.................................. 51
  2.1.4.      Lenders Not Permitted or Required To Make
                the Loans.................................................. 52
  2.1.5.      Issuer Not Permitted or Required to Issue
                Letters of Credit.......................................... 52
  2.1.6.      Assignment and Reallocation of Existing
                Commitments and Existing Loans............................. 53
  2.2.        Reduction of the Commitment Amounts.......................... 56
  2.2.1.      Optional..................................................... 56
  2.2.2.      Mandatory.................................................... 56
  2.3.        Borrowing Procedures and Funding Maintenance................. 57
  2.3.1.      Incremental Term Loans and Revolving Loans................... 57
  2.3.2.      Swing Line Loans............................................. 58
  2.4.        Continuation and Conversion Elections........................ 60
  2.5.        Funding...................................................... 60
  2.6.        Issuance Procedures.......................................... 61
  2.6.1.      Other Lenders' Participation................................. 61
  2.6.2.      Disbursements; Conversion to Revolving Loans................. 62
  2.6.3.      Reimbursement................................................ 63
  2.6.4.      Deemed Disbursements......................................... 63
  2.6.5.      Nature of Reimbursement Obligations.......................... 64
  2.7.        Notes........................................................ 65
  2.8.        Registered Notes............................................. 65

Section                                                                   Page
- -------                                                                   ----

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

  3.1.        Repayments and Prepayments; Application...................... 66
  3.1.1.      Repayments and Prepayments................................... 66
  3.1.2.      Application.................................................. 72
  3.2.        Interest Provisions.......................................... 72
  3.2.1.      Rates........................................................ 72
  3.2.2.      Post-Maturity Rates.......................................... 74
  3.2.3.      Payment Dates................................................ 74
  3.3.        Fees......................................................... 75
  3.3.1.      Commitment Fee............................................... 75
  3.3.2.      Administrative Agent's Fee................................... 75
  3.3.3.      Letter of Credit Fee......................................... 75
  3.3.4.      Amendment Fee................................................ 76


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

  4.1.        LIBO Rate Lending Unlawful................................... 76
  4.2.        Deposits Unavailable......................................... 76
  4.3.        Increased LIBO Rate Loan Costs, etc.......................... 77
  4.4.        Funding Losses............................................... 77
  4.5.        Increased Capital Costs...................................... 78
  4.6.        Taxes........................................................ 78
  4.7.        Payments, Computations, etc.................................. 80
  4.8.        Sharing of Payments.......................................... 81
  4.9.        Setoff....................................................... 82
  4.10.       Mitigation................................................... 82


                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

  5.1.        Initial Credit Extension..................................... 82
  5.1.1.      Resolutions, etc............................................. 83
  5.1.2.      Sunshine Acquisition Documents............................... 83
  5.1.3.      Sunshine Acquisition Certificate............................. 83
  5.1.4.      Affirmation and Consent...................................... 83
  5.1.5.      Closing Date Certificate..................................... 84
  5.1.6.      Delivery of Notes............................................ 84
  5.1.7.      Payment of Outstanding Indebtedness, etc..................... 84
  5.1.8.      Supplement to Subsidiary Guaranty............................ 84
  5.1.9.      Supplement to Borrower Pledge Agreement...................... 84
  5.1.10.     Supplement to Subsidiary Security Agreement, etc............. 85

Section                                                                   Page
- -------                                                                   ----

  5.1.11.     Mortgages.................................................... 85
  5.1.12.     Amendments to Existing Mortgages............................. 86
  5.1.13.     Financial Information, etc................................... 87
  5.1.14.     Solvency Certificate......................................... 87
  5.1.15.     Amendments to the Subordinated Debt Agreements............... 87
  5.1.16.     Closing Fees, Expenses, etc.................................. 87
  5.1.17.     Trademark Security Agreement, Copyright
                Security Agreement, Patent Security Agreement.............. 87
  5.1.18.     Litigation................................................... 88
  5.1.19.     Material Adverse Change...................................... 88
  5.1.20.     Continuation of Existing Loans/Commitments................... 88
  5.1.21.     No Liens..................................................... 88
  5.1.22.     Reliance Letters............................................. 88
  5.1.23.     Opinions of Counsel.......................................... 88
  5.1.24.     Amendment to Holdings Guaranty............................... 89
  5.2.        All Credit Extensions........................................ 89
  5.2.1.      Compliance with Warranties, No Default, etc.................. 90
  5.2.2.      Credit Extension Request..................................... 90


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

  6.1.        Organization, etc............................................ 91
  6.2.        Due Authorization, Non-Contravention, etc.................... 91
  6.3.        Government Approval, Regulation, etc......................... 92
  6.4.        Validity, etc................................................ 92
  6.5.        Financial Information........................................ 92
  6.6.        No Material Adverse Change................................... 93
  6.7.        Litigation, Labor Controversies, etc......................... 93
  6.8.        Subsidiaries................................................. 93
  6.9.        Ownership of Properties...................................... 93
  6.10.       Taxes........................................................ 93
  6.11.       Pension and Welfare Plans.................................... 94
  6.12.       Environmental Warranties..................................... 94
  6.13.       Regulations G, U and X....................................... 95
  6.14.       Accuracy of Information...................................... 96
  6.15.       Seniority of Obligations, etc................................ 96
  6.16.       Solvency..................................................... 97


                                   ARTICLE VII

                                    COVENANTS

  7.1.        Affirmative Covenants........................................ 97
  7.1.1.      Financial Information, Reports, Notices, etc................. 97
  7.1.2.      Compliance with Laws, etc....................................100

Section                                                                   Page
- -------                                                                   ----

  7.1.3.      Maintenance of Properties....................................100
  7.1.4.      Insurance....................................................101
  7.1.5.      Books and Records............................................101
  7.1.6.      Environmental Covenant.......................................101
  7.1.7.      Future Subsidiaries..........................................102
  7.1.8.      Future Leased Property and Future
                Acquisitions of Real Property..............................103
  7.1.9.      Use of Proceeds, etc.........................................104
  7.1.10.     Exchange of Bridge Notes.....................................104
  7.1.11.     Hedging Obligations..........................................105
  7.1.12.     Interest on Exchange Notes...................................105
  7.1.13.     Borrower Pledge Agreement....................................105
  7.2.        Negative Covenants...........................................105
  7.2.1.      Business Activities..........................................106
  7.2.2.      Indebtedness.................................................106
  7.2.3.      Liens........................................................108
  7.2.4.      Financial Condition..........................................110
  7.2.5.      Investments..................................................112
  7.2.6.      Restricted Payments, etc.....................................114
  7.2.7.      Capital Expenditures, etc....................................117
  7.2.8.      Consolidation, Merger, etc...................................118
  7.2.9.      Asset Dispositions, etc......................................119
  7.2.10.     Modification of Certain Agreements...........................120
  7.2.11.     Transactions with Affiliates.................................122
  7.2.12.     Negative Pledges, Restrictive Agreements, etc................122
  7.2.13.     Stock of Subsidiaries........................................123
  7.2.14.     Sale and Leaseback...........................................123
  7.2.15.     No Investments, etc. in Designated Subsidiaries..............123


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

  8.1.        Listing of Events of Default.................................124
  8.1.1.      Non-Payment of Obligations...................................124
  8.1.2.      Breach of Warranty...........................................124
  8.1.3.      Non-Performance of Certain Covenants
                and Obligations............................................124
  8.1.4.      Non-Performance of Other Covenants
                and Obligations............................................124
  8.1.5.      Default on Other Indebtedness................................124
  8.1.6.      Judgments....................................................125
  8.1.7.      Pension Plans................................................125
  8.1.8.      Change in Control............................................125
  8.1.9.      Bankruptcy, Insolvency, etc..................................125
  8.1.10.     Impairment of Security, etc..................................126
  8.1.11.     Subordinated Notes...........................................127
  8.1.12.     Redemption...................................................127

Section                                                                   Page
- -------                                                                   ----

  8.1.13.     Termination of Receivables Facility..........................128
  8.2.        Action if Bankruptcy, etc....................................128
  8.3.        Action if Other Event of Default.............................128


                                   ARTICLE IX

                                   THE AGENTS

  9.1.        Actions......................................................129
  9.2.        Funding Reliance, etc........................................130
  9.3.        Exculpation..................................................130
  9.4.        Successor....................................................130
  9.5.        Credit Extensions by each Agent..............................131
  9.6.        Credit Decisions.............................................131
  9.7.        Copies, etc..................................................132
  9.8.        The Co-Agents................................................132


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

  10.1.       Waivers, Amendments, etc.....................................132
  10.2.       Notices......................................................134
  10.3.       Payment of Costs and Expenses................................134
  10.4.       Indemnification..............................................135
  10.5.       Survival.....................................................137
  10.6.       Severability.................................................137
  10.7.       Headings.....................................................137
  10.8.       Execution in Counterparts, Effectiveness, etc................137
  10.9.       Governing Law; Entire Agreement..............................138
  10.10.      Successors and Assigns.......................................138
  10.11.      Sale and Transfer of Loans and Notes;
                Participations in Loans and Notes..........................138
  10.11.1.    Assignments..................................................138
  10.11.2.    Participations...............................................141
  10.11.3.    Assignment of Registered Notes...............................142
  10.12.      Other Transactions...........................................142
  10.13.      Forum Selection and Consent to Jurisdiction..................142
  10.14.      Waiver of Jury Trial.........................................143
  10.15.      Confidentiality..............................................143
  10.16.      Disclosure Schedule Amendment................................144
  10.17.      Consent to Holdings Guaranty Amendment.......................144

SCHEDULE I      -   Disclosure Schedule
SCHEDULE II     -   DaVinci Project Summary
SCHEDULE III - Percentages and Administrative Information SCHEDULE IV - Fiscal Quarters SCHEDULE V - Existing Letters of Credit, Existing Loans SCHEDULE VI - Assignment Information SCHEDULE VII - Incremental Commitments and Incremental Loans SCHEDULE VIII- Amendment Fee Calculation Amounts

EXHIBIT A-1     -   Form of Revolving Note
EXHIBIT A-2     -   Form of Swing Line Note
EXHIBIT A-3     -   Form of Term-A Note
EXHIBIT A-4     -   Form of Term-B Note
EXHIBIT A-5     -   Form of Term-C Note
EXHIBIT A-6     -   Form of Registered Note
EXHIBIT B-1     -   Form of Borrowing Request
EXHIBIT B-2     -   Form of Issuance Request
EXHIBIT B-3     -   Form of Borrowing Base Certificate
EXHIBIT C       -   Form of Continuation/Conversion Notice
EXHIBIT D       -   Form of Closing Date Certificate
EXHIBIT E       -   Form of Compliance Certificate
EXHIBIT F-1     -   Form of Borrower Security Agreement
EXHIBIT F-2     -   Form of Subsidiary Security Agreement
EXHIBIT G-1     -   Form of Holdings Pledge Agreement
EXHIBIT G-2     -   Form of Borrower Pledge Agreement
EXHIBIT G-3     -   Form of Subsidiary Pledge Agreement
EXHIBIT H-1     -   Form of Subsidiary Guaranty
EXHIBIT H-2     -   Form of Holdings Guaranty
EXHIBIT I       -   Form of Mortgage
EXHIBIT J       -   Form of Lender Assignment Agreement
EXHIBIT K       -   Form of Intercompany Subordination Agreement
EXHIBIT L       -   Form of Opinion of New York Counsel to the
                      Obligors
EXHIBIT M       -   Form of Seller Note

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 4, 1996 (amending and restating the Existing Credit Agreement, as defined below), is among KEEBLER HOLDING CORP., a Delaware corporation (the "Borrower", as the surviving corporation of the merger (the "Merger") of Keebler Acquisition Corp. with and into UB Investments US Inc., a Delaware corporation ("UBI")), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, PEARL STREET L.P., BANK OF MONTREAL, BHF-BANK, AKTIENGESELLSCHAFT and NATIONSBANK, N.A. (SOUTH), as co-agents (collectively referred to as the "Co-Agents") for the Lenders, and THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, dated as of January 26, 1996 (as amended or otherwise modified prior to the Amendment Effective Date (such capitalized term, and other capitalized terms used in these recitals, to have the meanings provided in Section 1.1), the "Existing Credit Agreement"), among the Borrower, the financial institutions parties thereto on the Amendment Effective Date (the "Existing Lenders"), certain financial institutions as the co-agents for the Existing Lenders and Scotiabank, as administrative agent for the Existing Lenders,

          (i) Scotiabank (in its capacity as the Issuer) issued those letters of credit (referred to as the "Existing Letters of Credit") described in Item A of Schedule V hereto,

          (ii) Scotiabank (in its capacity as Swing Line Lender) made swing line loans (the "Existing Swing Line Loans") to the Borrower, with the outstanding principal amount of Existing Swing Line Loans on the Amendment Effective Date set forth in Item B of Schedule V hereto, and

          (iii) the Existing Lenders made revolving loans (the "Existing Revolving Loans") and/or term loans (the "Existing Term Loans") to the Borrower, with the outstanding principal amounts of the Existing Revolving Loans and Existing Term Loans on the Amendment Effective Date as set forth in Item C of Schedule V hereto (the Existing Term Loans, Existing Swing Line Loans and Existing Revolving Loans are collectively referred to as the "Existing Loans");

     WHEREAS, the Borrower is a direct, wholly-owned Subsidiary of INFLO Holdings Corporation, a Delaware corporation ("Holdings");

     WHEREAS, in accordance with and subject to the terms and conditions contained in the Stock Purchase Agreement, dated November 5, 1995, as amended by a first amendment, dated January 26, 1996 (as originally executed and delivered and amended by the first amendment, and as otherwise further amended or modified in accordance with clause (a) of Section 7.2.10, the "Keebler Purchase Agreement"), between Holdings (with the rights and obligations thereunder being assigned to the Borrower) and UB Investments (Netherlands) B.V., a Netherlands company (the "Seller"), the Borrower prior to the Merger acquired from the Seller all of the outstanding Shares of UBI and certain assets of certain Subsidiaries of the Seller (collectively, the "Keebler Acquisition"), as further set forth in the Keebler Purchase Agreement, and in connection with the Keebler Acquisition and to provide the Borrower with funds for its working capital and general corporate purposes, the Existing Lenders made the Existing Loans and Scotiabank issued the Existing Letters of Credit;

     WHEREAS, in accordance with and subject to the terms and conditions contained in the Stock Purchase Agreement, dated as of May __, 1996 (as originally executed and delivered, and as otherwise amended or modified in accordance with clause (a) of Section 7.2.10, the "Sunshine Purchase Agreement"), among G.F. Industries, Inc., a Nevada corporation ("GFI"), Holdings and the Borrower, the Borrower has agreed to acquire (referred to as the "Sunshine Acquisition") from GFI all of the outstanding Sunshine Shares of Sunshine Biscuits, Inc., a Delaware corporation ("Sunshine"), as further set forth in the Sunshine Purchase Agreement, for a net purchase price of $148,000,000 in cash minus the outstanding Indebtedness (as defined in the Sunshine Purchase Agreement) of Sunshine on the date of acquisition thereof plus
(ii) 990,076 shares of common stock of Holdings plus (iii) the Sunshine
Warrants;

     WHEREAS, to finance in part the Sunshine Acquisition and to provide for the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries, the Borrower desires to amend and restate in its entirety the Existing Credit Agreement to, among other things, continue the Existing Loans as Loans under this Agreement, and to obtain from the Lenders (and the Issuer, as the case may be)

          (i) a Term-A Loan Commitment, a Term-B Loan Commitment and a Term-C Loan Commitment pursuant to which Borrowings of Incremental Term Loans will be made in a maximum, original principal amount of $40,000,000

     (in the case of Incremental Term-A Loans), $30,000,000 (in the case of Incremental Term-B Loans) and $25,000,000 (in the case of Incremental Term-C Loans) to the Borrower in a single Borrowing to occur on the Amendment Effective Date;

          (ii) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $155,000,000 (increased from $105,000,000 under the Existing Credit Agreement), will be made to the Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date;

          (iii) a Letter of Credit Commitment pursuant to which the Issuer will issue Letters of Credit for the account of the Borrower and its Subsidiaries from time to time on and subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $45,000,000 (increased from $35,000,000 under the Existing Credit Agreement) (provided, that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

          (iv) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $20,000,000 (increased from $15,000,000 under the Existing Credit Agreement) will be made on and subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate outstanding principal amount of Swing Line Loans, Revolving Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with all the proceeds of the Credit Extensions to be used for the purposes set forth in Section 7.1.9; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to (i) amend and restate in its entirety the Existing Credit Agreement in accordance with the terms hereof, (ii) continue as

Term Loans hereunder the Existing Term Loans, (iii) continue as Revolving Loans hereunder the Existing Revolving Loans, (iv) continue as Swing Line Loans hereunder the Existing Swing Line Loans, (v) continue as Letters of Credit hereunder the Existing Letters of Credit, and (vi) extend such Commitments (including as increased) and make Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower and its Subsidiaries pursuant to such Commitments;

     NOW, THEREFORE, the parties hereto agree as set forth above and as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account" means any account (as that term is defined in Section 9-106 of the UCC) of the Borrower or any of its wholly-owned U.S. Subsidiaries arising from the sale or lease of goods or rendering of services.

     "Account Debtor" is defined in clause (b) of the definition of "Eligible Account".

     "Acquired Businesses" means the businesses of UBI and its Subsidiaries other than UBI's frozen foods business, conducted primarily by Bernardi's Italian Foods Co., The Original Chili Bowl, Inc. and the Chinese Food Processing Corp., the salty snacks business conducted by Keebler Company and other Subsidiaries of UBI, Keebler Company's convenience sales division, the Kame Oriental Foods business of Shaffer, Clarke & Co., Inc., and the businesses of U.H.B.C., Inc. and U.B.F.C., Inc.

     "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

     "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).

A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agents" means, collectively, the Administrative Agent and the Co-Agents.

     "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Amendment Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently established by the Administrative Agent at its Domestic Office as its base rate for Dollar loans in the United States; and

          (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Amendment Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8 and the initial Credit Extension hereunder is made in accordance with the terms of this Agreement.

     "Applicable Commitment Fee Margin" means at all times during the applicable periods set forth below, (i) from January 26, 1996 through (and including) the six-month anniversary of the Amendment Effective Date, 1/2 of 1% per annum, and
(ii) thereafter, at the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee Margin":

                                                    Applicable
         Debt to EBITDA Ratio                 Commitment Fee Margin
         --------------------                 ---------------------

Greater than or equal to 3.0:1                           .500%

Less than 3.0:1                                          .375%

     The Debt to EBITDA Ratio used to compute the Applicable Commitment Fee Margin shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1; changes in the Applicable Commitment Fee Margin resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1 (without giving effect to any grace period), the Applicable Commitment Fee Margin from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee Margin set forth above.

     "Applicable Margin" means at all times during the applicable periods set forth below,

          (a) with respect to the unpaid principal amount of Term-B Loans maintained as a

               (i) Base Rate Loan, 2.25% per annum; and

               (ii) LIBO Rate Loan, 3.25% per annum;

          (b) with respect to the unpaid principal amount of Term-C Loans maintained as a

               (i) Base Rate Loan, 2.50% per annum; and

               (ii) LIBO Rate Loan, 3.50% per annum;

          (c) with respect to the unpaid principal amount of each Revolving Loan and each Term-A Loan maintained as a Base Rate Loan, (i) from January 26, 1996 through (and including) the six-month anniversary of the Amendment Effective Date, 1.75% per annum, and (ii) thereafter, at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans"; and

          (d) with respect to the unpaid principal amount of each Revolving Loan and each Term-A Loan maintained as a LIBO Rate Loan, (i) from January 26, 1996 through (and including) the six-month anniversary of the Amendment Effective Date, 2.75% per annum, and (ii) thereafter, at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":

     For Revolving Loans and Term-A Loans:

                                       Applicable               Applicable
                                    Margin for Base           Margin For LIBO
Debt to EBITDA Ratio                   Rate Loans               Rate Loans
- --------------------                   ----------               ----------

Less than 2.0:1                          0.50%                    1.50%

Greater than or equal
to 2.0:1 and less than
3.0:1                                    0.75%                    1.75%

Greater than or equal
to 3.0:1 and less than
3.75:1                                   1.25%                    2.25%

Greater than or equal
to 3.75:1                                1.75%                    2.75%


     The Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans and Term-A Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1; changes in the Applicable Margin for Revolving Loans and Term-A Loans resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause
(c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1 (without giving effect to any grace period), the Applicable Margin for Revolving Loans and Term-A Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term-A Loans set forth above.

     "ARTAL" means ARTAL Luxembourg S.A., a corporation organized under the laws of Luxembourg.

     "Assignee Lender" is defined in Section 10.11.1.

     "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1.

     "Bank Confidential Offering Memorandum" means, collectively, (i) the Confidential Offering Memorandum, dated January, 1996, distributed in connection with the initial syndication of the Commitments under (and as defined in) the Existing Credit Agreement and (ii) the Confidential Offering Memorandum, dated May, 1996 distributed in connection with this Agreement and the Sunshine Acquisition.

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "Borrower" is defined in the preamble.

     "Borrower Pledge Agreement" means the Pledge Agreement, dated as of January 26, 1996, executed and delivered by the Borrower pursuant to clause (b) of
Section 5.1.9 of the Existing Credit Agreement, substantially in the form of Exhibit G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

     "Borrower Security Agreement" means the Security Agreement, dated as of January 26, 1996, executed and delivered by the Borrower pursuant to Section
5.1.10 of the Existing Credit Agreement, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

     "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

     "Borrowing Base Amount" means, at any time, the sum (without duplication) of

          (a) the Net Asset Value of all Eligible Accounts at such time as determined in accordance with clause (a) of the definition of "Net Asset Value" and as certified by the

     Borrower to the Lenders in the most recently delivered Borrowing Base Certificate;

plus

          (b) the Net Asset Value of Eligible Inventory at such time as determined in accordance with clause (b) of the definition of "Net Asset Value" and as certified by the Borrower to the Lenders in the most recently delivered Borrowing Base Certificate.

     "Borrowing Base Certificate" means a certificate duly completed and executed by the treasurer, assistant treasurer, chief accounting or financial Authorized Officer of the Borrower, substantially in the form of Exhibit B-3 hereto.

     "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

     "Bridge Note Agreement" means the Note and Warrant Purchase Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated or otherwise modified in accordance with clause (b) of Section 7.2.10), among the Borrower, Holdings and Nomura Holding America Inc., a Delaware corporation, as the original purchaser of the Bridge Notes.

     "Bridge Notes" means the unsecured Increasing Rate Extendable Senior Subordinated Notes in the form of Exhibit A as of January 26, 1996 to the Bridge Note Agreement issued by the Borrower on January 26, 1996 in an aggregate principal amount of $125,000,000, evidencing loans made pursuant to the Bridge Note Agreement, as amended, supplemented or otherwise modified in accordance with clause (b) of Section 7.2.10.

     "Business Day" means

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "Capital Expenditures" means for any period, the sum, without duplication, of

          (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

          (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

     "Capital Stock" means (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
(iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "Capitalized Lease Liabilities" means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii) any Lender;

          (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less; or

          (e) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in clauses (a) through (d) above and as to which withdrawals are permitted at least every 90 days.

     "Cash Flow Coverage Ratio" means, as of the close of any Fiscal Quarter, the ratio computed (except as set forth in the proviso set forth below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the Borrower and its Subsidiaries on a consolidated basis of:

          (a) the excess (for all such Fiscal Quarters) of

               (i) the sum of (A) EBITDA plus (B) management and consulting fees paid pursuant to Section 7.2.11 over

               (ii) Capital Expenditures;

     to

          (b) the sum (for all such Fiscal Quarters) of

               (i) Interest Expense;

     plus

               (ii) scheduled, mandatory principal repayments of Debt (including scheduled amortization repayments of Existing Term Loans made on April 30, 1996 under the terms of the Existing Credit Agreement and principal repayments of the Term Loans pursuant to the provisions of clauses (h), (i) and (j) of Section 3.1.1, but excluding the amount of Debt which is refinanced with other Debt pursuant to Section 7.2.2, to the extent so refinanced (including the principal repayments of Subordinated Debt to the extent made with the proceeds of other Subordinated Debt issued to refinance or replace such original Subordinated Debt in accordance with the terms of this Agreement));

     plus

               (iii) all federal, state, local and foreign income taxes actually paid in cash by the Borrower and its Subsidiaries;

     plus

               (iv) the payment of any dividends pursuant to clause (d)(iv) of
          Section 7.2.6;

     plus

               (v) management and consulting fees paid pursuant to Section
          7.2.11;

provided, however, that in computing the Cash Flow Coverage Ratio for the second and third Fiscal Quarters for Fiscal Year 1996, the Cash Flow Coverage Ratio shall be determined by reference to the applicable amounts for such Fiscal Quarter and each of the immediately preceding Fiscal Quarter(s) that have occurred since January 26, 1996.

     "Casualty Event" means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries.

     "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection with such Casualty Event, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 7.2.3 on the property which is the subject of such Casualty Event.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "Certificate of Merger" means the certificate of merger, dated January 26, 1996, of the Borrower.

     "Change in Control" means

          (a) at any time prior to any Initial Public Offering,

               (i) the failure of the Permitted ARTAL Investor Group to own free and clear of all Liens at least 35% of the outstanding voting shares of Capital Stock of

          Holdings on a fully diluted basis, less (A) up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants and
          (B) if the Warrants have been issued pursuant to the terms of the Bridge Note Agreement to holders of the Bridge Notes or Exchange Notes and/or if warrants to purchase the voting shares of Capital Stock of Holdings have been issued to Subordinated Noteholders in connection with the issuance of the Refinancing Notes (collectively referred to as the "Debtholder Warrants"), one-half of the percentage that such Debtholder Warrants represent (on the date of issuance) of the voting shares of Capital Stock of Holdings on a fully diluted basis; provided, that in no event shall the Permitted ARTAL Investor Group own less than 30% of the voting shares of Capital Stock of Holdings on a fully diluted basis less up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants;

               (ii) the failure of Flowers to own, directly or indirectly through wholly-owned Subsidiaries, free and clear of all Liens, at least 35% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis, less (A) up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants and
          (B) if the Debtholder Warrants have been issued, one-half of the percentage that such Debtholder Warrants represent (on the date of issuance) of the voting shares of Capital Stock of Holdings on a fully diluted basis; provided, that in no event shall Flowers own less than 30% of the voting shares of Capital Stock of Holdings on a fully diluted basis less up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants; or

               (iii) the failure of Holdings to directly own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), 100% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis; or

          (b) at any time after an Initial Public Offering,

               (i) the failure of the Permitted ARTAL Investor Group to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

               (ii) the failure of Flowers to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

               (iii) the failure of the Permitted ARTAL Investor Group and Flowers in the aggregate to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 51% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

               (iv) any "person" or "group" (as such terms are used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than the Permitted ARTAL Investor Group or Flowers or, in either case, any of their wholly-owned Subsidiaries) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 20% of the total voting power in the aggregate of all classes of Capital Stock of Holdings then outstanding entitled to vote generally in elections of directors of Holdings;

               (v) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board or whose nomination for election by the stockholders of Holdings was approved by ARTAL or Flowers or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings then in office; or

               (vi) the failure of Holdings to directly own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), 100% of the outstanding shares of Capital Stock of the Borrower on a fully diluted basis.

     "Closing Date Certificate" means a certificate of an Authorized Officer of the Borrower substantially in the form of Exhibit D hereto, delivered pursuant to Section 5.1.5.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" means, as the context may require, a Lender's Letter of Credit Commitment, Revolving Loan Commitment, Swing Line Loan Commitment, Term-A Loan Commitment, Term-B Loan Commitment or Term-C Loan Commitment.

     "Commitment Amount" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount, the Term-A Loan Commitment Amount, the Term-B Loan Commitment Amount or the Term-C Loan Commitment Amount.

     "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date or any Term Loan Commitment Termination Date.

     "Commitment Termination Event" means

          (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or

               (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Compliance Certificate" means a certificate duly completed and executed by the chief financial Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.

     "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

     "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "Credit Extension" means, as the context may require,

          (a) the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

     "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

     "Current Assets" means, on any date, without duplication, all assets (other than cash) which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of the Borrower which have arisen from transactions which are other than arm's-length and in the ordinary course of its business).

     "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness and current liabilities resulting from Restructuring Charges.

     "DaVinci Project" means the DaVinci computer project described in Schedule II hereto.

     "Debt" means the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type referred to in clauses (a), (b) (except to the extent that the reimbursement obligations under letters of credit are guaranteed by UB Investments plc or the Seller, and without duplication of letters of credit issued to support obligations under industrial development revenue bonds to the extent the obligations arising under such bonds are otherwise included in this definition), (c), (e) and (f) of the definition of "Indebtedness" or any Contingent Liability in respect thereof.

     "Debt to EBITDA Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

          (a) Debt outstanding on the last day of such Fiscal Quarter to

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

provided, that in computing the Debt to EBITDA Ratio for

          (c) the second Fiscal Quarter of the 1996 Fiscal Year, the amount set forth in clause (b) above shall be determined by reference to the sum of
     (i) EBITDA for such Fiscal Quarter and the immediately preceding Fiscal Quarter plus (ii) $6,100,000, multiplied by 2.167;

          (d) the third Fiscal Quarter of the 1996 Fiscal Year, the amount set forth in clause (b) above shall be determined by reference to the sum of
     (i) EBITDA for such Fiscal Quarter and the two immediately preceding Fiscal Quarters plus (ii) $6,100,000, multiplied by 1.444;

          (e) the fourth Fiscal Quarter of the 1996 Fiscal Year, the amount set forth in clause (b) above shall be determined by reference to the sum of
     (i) EBITDA for such Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (ii) $6,100,000, multiplied by 1.083; and

          (f) the first Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in clause (b) above shall be determined by reference to the sum of
     (i) EBITDA for such Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (ii) $2,500,000.

     "Debtholder Warrants" is defined in clause (a)(i) of the definition of "Change in Control".

     "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Designated Subsidiary" means, individually Keebler International Prep Track & Field Invitational Foundation, an Illinois Not-For-Profit corporation, Keebler Company Foundation, an Illinois Not-For-Profit corporation and Keebler Foreign Sales Corporation, a U.S. Virgin Islands corporation and collectively means all such corporations.

     "Disbursement" is defined in Section 2.6.2.

     "Disbursement Date" is defined in Section 2.6.2.

     "Disbursement Due Date" is defined in Section 2.6.2.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

     "Dollar" and the sign "$" mean lawful money of the United States.

     "Domestic Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for any applicable period, the sum (without duplication) of

          (a) Net Income,

plus

          (b) the amount deducted, in determining Net Income, representing amortization,

plus

          (c) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the Borrower and its Subsidiaries,

plus

          (d) Interest Expense,

plus

          (e) the amount deducted, in determining Net Income, representing depreciation of assets,

plus

          (f) an amount equal to the amount of all non-cash charges deducted in arriving at Net Income,

minus

          (g) an amount equal to the amount of all non-cash credits included in arriving at Net Income,

minus

          (h) cash expenditures actually paid in connection with post-retirement health, insurance and related benefits.

     "Eligible Account" means, with respect to the Borrower and any of its wholly-owned U.S. Subsidiaries (other than the Designated Subsidiaries and Receivables Co.), at the time of any determination thereof, any Account as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent:

          (a) the Borrower or such Subsidiary owns such Account free and clear of all Liens other than any Lien in favor of the Administrative Agent and the Lenders granted pursuant to this Agreement or another Loan Document (and, other than in the case of Accounts referred to in clause (d) below, the Administrative Agent shall have a first-priority (other than inchoate statutory Liens otherwise permitted by Section 7.2.3) perfected Lien on such Account);

          (b) such Account is a legal, valid, binding and enforceable obligation of the Person obligated under such Account (the "Account Debtor");

          (c) such Account is not subject to any bona fide dispute, setoff, counterclaim or other claim or defense on the part of the Account Debtor or any other Person denying liability under such Account; provided, however, that any such Account shall constitute an Eligible Account to the extent it is not subject to any such dispute, setoff, counterclaim or other claim or defense;

          (d) except for Accounts in an aggregate amount not to exceed $4,000,000 at any one time, for which the Account Debtor is the government of the United States or an instrumentality thereof, the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such Account to the Administrative Agent, for its benefit and that of the Lenders, as security for the Obligations;

          (e) such Account is evidenced by an invoice rendered to the Account Debtor (which shall include computer records) or is reflected by computer records maintained by the Borrower or such Subsidiary evidencing such Account and is not evidenced by any instrument or chattel paper (as the terms "instrument" and "chattel paper" are defined in Section 9-105 of the
     UCC);

          (f) such Account arose from the sale of goods on an absolute basis (and not on a consignment, approval or sale- and-return basis, except to the extent that goods giving rise to the Account may be returned in accordance with policies consistent with other U.S. manufacturers of comparable cookie, cracker and/or snack foods and/or past practices of the Borrower or its Subsidiaries) by the Borrower or such Subsidiary in the ordinary course of the Borrower's or such Subsidiary's business, and such goods have been shipped or delivered to the Account Debtor for such Account;

          (g) with respect to such Account, no Account Debtor is

               (i) an Affiliate (other than Flowers and its Affiliates) of the Borrower or any of its Subsidiaries, or

               (ii) the subject of any reorganization, bankruptcy, receivership, custodianship, insolvency or other condition analogous with respect to such Account Debtor to those described in clauses (a) through (d) of
          Section 8.1.9;

          (h) such Account is not outstanding more than 90 days past the original billing date (which date shall not be later than seven days from the date of the shipment of the Inventory giving rise to such Account) for such Account;

          (i) such Account is not an Account owing by an Account Debtor having, at the time of any determination of Eligible Accounts, in excess of 10% of the aggregate outstanding amount of all of such Account Debtor's Accounts (other than any Accounts which are the subject of bona fide disputes between such Account Debtor and the Borrower or such Subsidiary, as the case may be) outstanding more than 90 days past the original invoice date with respect thereto;

          (j) with respect to the Account Debtor under such Account, neither the Borrower nor any such Subsidiary is indebted to such Account Debtor, unless the Borrower or such Subsidiary and such Account Debtor have entered into an agreement whereby the Account Debtor is prohibited from exercising any right of setoff with respect to the Accounts of the Borrower or such Subsidiary; provided, that in any event, if such an agreement prohibiting setoff rights is not delivered by the Account Debtor, then only up to the amount that the Borrower or such Subsidiary is indebted to such Account Debtor shall be excluded as an Eligible Account pursuant to this clause; and

          (k) such Account arises from a sale to an Account Debtor located within the United States, Puerto Rico or Canada, unless the Account Debtor's obligations (or that portion of such obligations which is acceptable to the Administrative Agent) with respect to a sale to an Account Debtor not located within the United States, Puerto Rico or Canada are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to the Administrative Agent.

     "Eligible Inventory" means, with respect to the Borrower and any of its wholly-owned U.S. Subsidiaries (other than the Designated Subsidiaries and Receivables Co.), at the time of any determination thereof, any Inventory located in the United States arising in the ordinary course of business and as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent:

          (a) the Borrower or such Subsidiary owning such Inventory, as the case may be, has full and unqualified right to assign and grant, and has assigned and granted, a perfected Lien in such Inventory to the Administrative Agent, for its benefit and that of the Lenders, as security for the Obligations;

          (b) the Borrower or such Subsidiary owns such Inventory free and clear of all Liens in favor of any Person other than any Lien in favor of the Administrative Agent and the Lenders granted pursuant to this Agreement or another Loan Document and other than inchoate statutory Liens otherwise permitted by Section 7.2.3;

          (c) none of such Inventory is obsolete, unsalable, damaged or otherwise unfit for sale or consumption or further processing; and

          (d) none of such Inventory has been stored by a warehouseman which has issued a negotiable warehouse receipt that is not held by the Administrative Agent.

     "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "Equity Contribution" means (i) the issuance by Holdings of the Seller Note and (ii) the cash contribution to the equity of the Borrower on January 26, 1996 in a minimum amount of $125,000,000 (net of incurred expenses in an amount not to exceed $1,300,000).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" is defined in Section 8.1.

     "Excess Cash Flow" means, for any Fiscal Year, the excess (if any), of

          (a) EBITDA for such Fiscal Year

over

          (b) the sum, without duplication (for such Fiscal Year) of

               (i) Interest Expense;

     plus

               (ii) scheduled payments and optional and mandatory prepayments, to the extent actually made, of the principal amount of the Term Loans (including scheduled amortization repayments of Existing Term Loans made on April 30, 1996 under the terms of the Existing Credit Agreement) or any other term Debt (including Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (b) or (g) of Section 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount;

     plus

               (iii) all federal, state and foreign income taxes actually paid in cash by the Borrower and its Subsidiaries;

     plus

               (iv) Capital Expenditures actually made in such Fiscal Year pursuant to clauses (a) (excluding Capital Expenditures constituting Capitalized Leases and by way of the incurrence of Indebtedness to a vendor of any assets permitted to be acquired pursuant to Section
          7.2.7 to finance the acquisition of such assets) and (b)(v) of Section 7.2.7;

     plus

               (v) the amount of the net increase (or minus a net decrease), of Current Assets over Current Liabilities of the Borrower and its Subsidiaries from the last day of the immediately preceding Fiscal Year (provided, that any change in working capital caused solely as a result of the operation of the Permitted Receivables Transaction shall not be included for purposes of the calculation under this clause
          (b)(v));

     plus

               (vi) Investments permitted and actually made pursuant to clauses
          (d), (g) and (i) (and, in the case of Investments in the Receivables Co., clauses (c) and (e)) of Section 7.2.5;

     plus

               (vii) Restricted Payments permitted and actually made pursuant to
          Section 7.2.6;

     plus

               (viii) cash expenditures relating to Restructuring Charges other than those paid with Net Disposition Proceeds.

     "Exchange Act" is defined in clause (b)(iii) of the definition of "Change in Control".

     "Exchange Date" means the date (if any) on which the Bridge Notes are exchanged for the Exchange Notes on the Extended Maturity Date (as defined in the Bridge Note Agreement) on the terms set forth in clause (b) of Section 2.8 of the Bridge Note Agreement.

     "Exchange Note Indenture" means the Indenture, if any, to be dated on or about the Exchange Date by and among the Borrower, Holdings and the Subsidiaries of the Borrower (as guarantors) from time to time parties thereto and the trustee to be named thereunder, in the form of Exhibit F as of January 26, 1996 to the Bridge Note Agreement, as such Exchange Note Indenture may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms of Section 7.2.10.

     "Exchange Notes" means the Increasing Rate Senior Subordinated Exchange Notes, if any, to be issued by the Borrower in exchange for the Bridge Notes pursuant to the Exchange Note Indenture in the form of Exhibit A as of January 26, 1996 to the Exchange Note Indenture, as such Exchange Notes may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.10.

     "Excluded Proceeds" is defined in the definition of "Net Equity Proceeds".

     "Exempted Properties" is defined in clause (a)(viii) of Section 7.2.9.

     "Existing Credit Agreement" is defined in the first recital.

     "Existing Lenders" is defined in the first recital.

     "Existing Letters of Credit" is defined in the first recital.

     "Existing Loans" is defined in the first recital.

     "Existing Revolving Loans" is defined in the first recital.

     "Existing Swing Line Loans" is defined in the first recital.

     "Existing Term Loans" is defined in the first recital.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" means, collectively, (i) the confidential fee letter, dated as of December 29, 1995, among ARTAL, Flowers and the Administrative Agent and (ii) the confidential fee letter, dated as of May 2, 1996, between the Borrower and the Administrative Agent.

     "Fiscal Quarter" means any quarter beginning and ending on the dates set forth in Schedule IV.

     "Fiscal Year" means any period of 52 (or, if applicable, 53) consecutive weeks ending on the Saturday occurring nearest to December 31 of any year; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1996 Fiscal Year") refer to the Fiscal Year ending on the Saturday occurring nearest to December 31 of that calendar year, even if such date occurs in the next calendar year.

     "Flowers" means Flowers Industries, Inc., a Georgia corporation.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in Section 1.4.

     "GFI" is defined in the fourth recital.

     "Hazardous Material" means

          (a) any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c) any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Holdings" is defined in the second recital.

     "Holdings Guaranty" means the Guaranty, dated as of January 26, 1996, executed and delivered by an Authorized Officer of Holdings pursuant to clause
(b) of Section 5.1.8 of the Existing Credit Agreement substantially in the form of Exhibit H-2 hereto, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "Holdings Pledge Agreement" means the Pledge Agreement, dated as of January 26, 1996, executed and delivered by an Authorized Officer of Holdings pursuant to clause (a) of Section 5.1.9 of the Existing Credit Agreement, substantially in the form of Exhibit G-1 hereto as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "Immaterial Subsidiary" means, at any date of determination, any Subsidiary or group of Subsidiaries of the Borrower having assets as at the end of and EBITDA for the immediately preceding four Fiscal Quarter period for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 7.1.1 of less than $2,000,000 individually or in the aggregate.

     "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

          (a) which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under Section 7.2.4.

     "including" means including without limiting the generality of any description preceding such term, and, for purposes of this

Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Incremental Term-A Loans" is defined in clause (a) of Section 2.1.1.

     "Incremental Term-B Loans" is defined in clause (b) of Section 2.1.1.

     "Incremental Term-C Loans" is defined in clause (c) of Section 2.1.1.

     "Incremental Term Loans" means, collectively, all Incremental Term-A Loans, Incremental Term-B Loans and Incremental Term-C Loans.

     "Indebtedness" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments for borrowed money in respect thereof;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d) net liabilities of such Person under all Hedging Obligations;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon and interest not yet due) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to specific property financed with such

     Indebtedness, the amount of such Indebtedness shall be limited to the fair market value (determined on a basis reasonably acceptable to the Administrative Agent) of such property or the principal amount of such Indebtedness, whichever is less;

          (f) all Receivables Facility Outstandings; and

          (g) all Contingent Liabilities of such Person in respect of any of the foregoing;

provided, that, Indebtedness shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding the Indebtedness incurred through the borrowing of money or Contingent Liabilities in connection therewith. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

     "Indemnified Liabilities" is defined in Section 10.4.

     "Indemnified Parties" is defined in Section 10.4.

     "Initial Public Offering" means any sale of the Capital Stock of Holdings to the public pursuant to an initial, primary offering registered under the Securities Act of 1933 and, for purposes of the Change of Control definition only, pursuant to which no less than 10% of the Capital Stock of Holdings outstanding after giving effect to such offering was sold pursuant to such offering.

     "Intercompany Subordination Agreement" means an agreement to be executed and delivered pursuant to the terms of this Agreement (including clause (g) of Section 7.2.2), substantially in the form of Exhibit K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "Interest Coverage Ratio" means, at the close of any Fiscal Quarter, the ratio computed (except as set forth in the proviso set forth below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

          (a) EBITDA (for all such Fiscal Quarters)

to

          (b) Interest Expense (for all such Fiscal Quarters);

provided, however, that in computing the Interest Coverage Ratio for the second and third Fiscal Quarters of Fiscal Year 1996, the Interest Coverage Ratio shall be determined by reference to the applicable amounts for such Fiscal Quarter and each of the immediately preceding Fiscal Quarter(s) that have occurred since January 26, 1996.

     "Interest Expense" means, for any Fiscal Quarter, the aggregate consolidated cash interest expense (net of interest income) of the Borrower and its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including (i) the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense and (ii) interest (or other fees in the nature of interest or discount accrued and paid or payable in cash for such Fiscal Quarter) in respect of the Permitted Receivables Transaction.

     "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3.1 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six (or, if available to all relevant Lenders and at the discretion of the Administrative Agent, nine or twelve) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "Inventory" means, any "inventory" (as that term is defined in Section 9-109(4) of the UCC) of the Borrower or any of its wholly-owned U.S. Subsidiaries (other than the Designated Subsidiaries).

     "Investment" means, relative to any Person,

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); and

          (b) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

     "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

     "Issuer" means, collectively, Scotiabank in its individual capacity hereunder as issuer of the Letters of Credit and such other Lender as may be designated by Scotiabank (and agreed to by the Borrower and such Lender) in its individual capacity as the issuer of Letters of Credit.

     "Keebler Acquisition" is defined in the third recital.

     "Keebler Purchase Agreement" is defined in the third recital.

     "Keebler Transaction" means the Keebler Acquisition, the Merger, the Equity Contribution, the execution of the Bridge Note Agreement and issuance of the Bridge Notes, the execution of the Existing Credit Agreement and the making of the initial Credit Extension thereunder, and any and all transactions relating to any of the foregoing.

     "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit J hereto.

     "Lenders" is defined in the preamble.

     "Letter of Credit" is defined in Section 2.1.3.

     "Letter of Credit Commitment" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

     "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $45,000,000, as such amount may be reduced from time to time pursuant to
Section 2.2.

     "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

          (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

plus

          (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

         LIBO Rate           =              LIBO Rate
      (Reserve Adjusted)          _______________________________
                                  1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank, two Business Days before the first day of such Interest Period.

     "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means, as the context may require, a Revolving Loan, a Swing Line Loan, a Term-A Loan, a Term-B Loan or a Term-C Loan, of any type.

     "Loan Document" means this Agreement, the Notes, the Letters of Credit, each Borrowing Base Certificate, each Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, the Holdings Guaranty, each Mortgage, the Intercompany Subordination Agreement, each Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Copyright Security Agreement, and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

     "Material Adverse Effect" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of Holdings and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor (other than any Immaterial Subsidiary) to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent, the Issuer or the Lenders under, this Agreement or any other Loan Document.

     "Merger" is defined in the preamble.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of the Existing Credit Agreement or this Agreement, including Section 5.1.11 or Section 7.1.9(b), substantially in the form of Exhibit I hereto, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "Net Asset Value" means, at any time of any determination thereof

          (a) with respect to Accounts, 85% of an amount equal to (x) the book value of all Eligible Accounts as reflected on the books of the Borrower and its Subsidiaries in accordance with GAAP, net of (y) all credits, discounts and allowances (and net of all unissued credits in the form of competitive allowances or otherwise); and

          (b) with respect to Inventory, an amount equal to 50% of the lesser of the market value and the cost of goods (determined on a first-in, first-out basis) of all Eligible Inventory as reflected on the books of the Borrower and its Subsidiaries as at such time, valued in accordance with GAAP.

     "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance (to the extent permitted by the terms of this Agreement) by the Borrower or any of its Subsidiaries to any Person of any Debt (other than Debt permitted by Section 7.2.2 (except under clause (h)(iii)(B) of Section 7.2.2) as in effect on the date hereof (or as hereafter permitted under such Section with the consent of the Required Lenders), including (i) the Bridge Notes, (ii) the Exchange Notes (if any), to the extent the proceeds thereof are used to repay and refinance the Bridge Notes, (iii) the Refinancing Notes (if any), to the extent the proceeds thereof are used to repay and refinance (as applicable), the Bridge Notes, the Exchange Notes or, to the extent otherwise permitted pursuant to this Agreement, other Refinancing Notes and (iv) Debt arising in connection with the Permitted Receivables Transaction), the excess of:

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such sale or issuance,

over

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith.

     "Net Disposition Proceeds" means, with respect to a Permitted Disposition of the assets of the Borrower or any of its Subsidiaries, the excess of

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any Permitted Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any Permitted Disposition, less

          (b) the sum of

               (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition which have not been paid to Affiliates of the Borrower,

               (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such Permitted Disposition, and

               (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the Borrower or any of its Subsidiaries where payment of such Indebtedness is required in connection with such Permitted Disposition;

provided, however, that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to clause
(b)(ii) above exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (c) of Section 3.1.1, as Net Disposition Proceeds.

     "Net Equity Proceeds" means with respect to the sale or issuance by Holdings to any Person of any stock, warrants or options or the exercise of any such warrants or options after the Amendment Effective Date (other than pursuant to (i) capital contributions (from other than an Initial Public Offering or in connection with a Refinancing) which are concurrently contributed to the Borrower, (ii) the issuance of the Warrants, or (iii) any subscription agreement, incentive plan or similar arrangement with any officer or employee of Holdings or any of its Subsidiaries), the excess of:

          (a) the gross cash proceeds received by Holdings from such sale, exercise or issuance,

over

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance which have not been paid to Affiliates of Holdings in connection therewith;

provided, that notwithstanding the foregoing, Net Equity Proceeds shall not include up to a maximum amount of $25,000,000 plus reasonable and customary costs, fees and expenses incurred in connection with the sale or issuance of the Refinancing Notes referred to below (or, if the Exchange Notes are then outstanding, $28,750,000 plus reasonable and customary costs, fees and expenses incurred in connection with the sale or issuance of the Refinancing Notes referred to below) of proceeds (referred to as "Excluded Proceeds") received by Holdings in connection with any such sale or issuance of any stock, warrants or options (or exercise of such warrants or options) if the Excluded Proceeds are received within ten Business Days prior to or following the private placement or public offering of Refinancing Notes in which the Borrower receives gross cash proceeds of no less than $100,000,000, but only to the extent that such Excluded Proceeds are applied to repay a like principal amount of the Bridge Notes (or, if the Exchange Notes have been issued, the Exchange Notes) and (in each case) accrued interest and fees and expenses thereon in accordance with clause (h)(iii) of Section 7.2.2; provided, that any Excluded Proceeds received prior to the consummation of such private placement or public offering of Refinancing Notes shall be held, at the option of the Administrative Agent, either in a cash collateral account maintained with the Administrative Agent upon terms and conditions satisfactory to it, or in a special segregated account of Holdings until the proceeds of such private placement or public offering are received by the Borrower, at which time such Excluded Proceeds shall be applied in accordance with clause (h)(iii) of Section 7.2.2.

     "Net Income" means, for any period, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains.

     "Net Worth" means the consolidated net worth of the Borrower and its Subsidiaries; provided, that Net Worth shall be increased (without duplication) by cumulative non-cash charges and purchase accounting adjustments as a result of the write-up of certain fixed assets and inventory in connection with the allocation of the purchase price of the Keebler Acquisition and the Sunshine Acquisition, as the case may be.

     "Non-U.S. Lender" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "Non-U.S. Subsidiary" means any Subsidiary of the Borrower that is not incorporated or organized in or under the laws of the United States or any state thereof.

     "Note" means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note, a Term-A Note, a Term-B Note or a Term-C Note.

     "Oakland Property" is defined in clause (a)(viii) of Section 7.2.9.

     "Obligations" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, each Letter of Credit and each other Loan Document, and Hedging Obligations (in respect of the Loans) owed to a Lender or an Affiliate thereof (or a Person that was a Lender or an Affiliate of a Lender at the time the applicable Rate Protection Agreement was entered into), unless the Lender or such Affiliate (or other Person) otherwise agrees.

     "Obligor" means the Borrower or any other Person (other than the Administrative Agent or any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock.

     "Participant" is defined in Section 10.11.2.

     "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

     "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the applicable percentage relating to Term-A Loans, Term-B Loans, Term-C Loans or Revolving Loans, as the case may be, as set forth opposite its name on Schedule III hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Revolving Loans, Term-A Loans, Term-B Loans or Term-C Loans (as the case may be) if its percentage under the respective column heading is zero.

     "Permitted ARTAL Investor Group" means ARTAL or any of its direct or indirect wholly-owned Subsidiaries and ARTAL Group

S.A., a Luxembourg corporation or any of its direct or indirect wholly-owned Subsidiaries.

     "Permitted Disposition" means a sale, disposition or other conveyance of assets by the Borrower or any of its Subsidiaries in accordance with the terms of clause (b) (other than as permitted by clause (a) or (c)) of Section 7.2.9.

     "Permitted Receivables Transaction" means any transaction providing for the sale or financing of Accounts with customary limited recourse based on the collectability of the Accounts sold; provided, however, that the expiration date, term, conditions and structure (including the legal and organizational structure of Receivables Co. and the restrictions imposed on its activities) of, and the documentation relating to, the Permitted Receivables Transaction must be on terms and conditions satisfactory to the Administrative Agent.

     "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.

     "Pledge Agreement" means, as the context may require, the Holdings Pledge Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement.

     "Pro Forma Balance Sheet" is defined in clause (b) of Section 5.1.13.

     "Qualified Assets" is defined in clause (c) of Section 3.1.1.

     "Quarterly Payment Date" means the last day of each January, April, July and October, or, if any such day is not a Business Day, the next succeeding Business Day.

     "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "Receivables Co." means any special purpose, bankruptcy- remote wholly-owned Subsidiary of the Borrower organized after the date hereof (or such other Person agreed to by the Administrative Agent) that purchases Accounts generated by the

Borrower or any of its Subsidiaries in connection with the Permitted Receivables Transaction.

     "Receivables Facility Outstandings" means, at any date of determination, with respect to the Permitted Receivables Transaction, the aggregate cash proceeds received by the Borrower or any of its Subsidiaries from the sale or financing of Accounts pursuant to the Permitted Receivables Transaction which are outstanding on the date of determination.

     "Receivables Proceeds" means, with respect to the Permitted Receivables Transaction, the maximum amount of the commitment to purchase Accounts under the Permitted Receivables Transaction.

     "Refinancing" means, the sale by public offering or private placement by the Borrower of the Refinancing Notes in order to refinance all or any portion of the then outstanding principal amount of the Bridge Notes (or, if the Exchange Notes have been issued by the Borrower, then all or any portion of the outstanding principal amount of the Exchange Notes) or other Refinancing Notes in up to the amounts permitted pursuant to clause (h) of Section 7.2.2, in accordance with the terms of the Bridge Note Agreement and this Agreement.

     "Refinancing Note Indenture" means, collectively, each indenture, if any, to be executed by the Borrower and a trustee to be named therein, pursuant to which the Refinancing Notes are issued and governed by, which Refinancing Note Indenture shall (i) contain subordination provisions that are no less favorable to the holders of "Senior Indebtedness", "Senior Debt" or terms of similar import as used in such Refinancing Note Indenture than the subordination provisions contained in the Exchange Note Indenture, (ii) not provide for any amortization (in whole or in part) of the Refinancing Notes prior to July 26, 2005, (iii) provide for accrued interest on the Refinancing Notes at a maximum rate per annum not in excess of the rate of interest then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Administrative Agent) for companies comparable to the Borrower (based upon, inter alia, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, and (iv) contain such other terms and conditions which, taken as a whole, are comparable to those contained in indentures then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Required Lenders) for companies comparable to the Borrower (based upon, inter alia, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, as such indenture may be amended, supplemented, amended and restated or otherwise modified pursuant to
Section 7.2.10.

     "Refinancing Notes" means, collectively, the unsecured senior subordinated notes, if any, to be issued by the Borrower pursuant to the Refinancing Note Indenture in connection with a Refinancing of the Bridge Notes (or, if the Exchange Notes have been issued in exchange for the Bridge Notes, then in connection with a refinancing of the Exchange Notes) or other Refinancing Notes in up to the amounts permitted pursuant to clause (h) of Section 7.2.2 which Refinancing Notes shall not have any terms that are inconsistent with the Refinancing Note Indenture pursuant to which they were issued.

     "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

     "Register" is defined in clause (b) of Section 2.8.

     "Registered Note" means a promissory note of the Borrower payable to any Registered Noteholder, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Registered Noteholder" means any Lender that has been issued a Registered Note.

     "Reimbursement Obligation" is defined in Section 2.6.3.

     "Release" means a "release", as such term is defined in CERCLA.

     "Reporting Period" means, in the case of the first Reporting Period, the period beginning on January 26, 1996 and ending on February 24, 1996, and in the case of each other Reporting Period, each four week period thereafter, other than the 13th Reporting Period of Fiscal Year 1997 (which shall be the five week period ending January 3, 1998) and the 13th Reporting Period of Fiscal Year 2003 (which shall be the five week period ending January 3, 2004).

     "Required Lenders" means, at any time, Lenders holding at least 51% of the Total Exposure Amount.

     "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

     "Restricted Payments" is defined in Section 7.2.6.

     "Restructuring Charges" means the charges to be incurred in an amount not to exceed (after giving effect to the Sunshine Acquisition) an aggregate amount of $132,000,000 in cash in connection with the restructuring of the ongoing business and operations of the Borrower and its Subsidiaries following January 26, 1996, as more fully described in each Bank Confidential Offering Memorandum.

     "Revolving Loan" is defined in clause (a) of Section 2.1.2.

     "Revolving Loan Commitment" is defined in clause (a) of Section 2.1.2.

     "Revolving Loan Commitment Amount" means, on any date, $155,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

     "Revolving Loan Commitment Termination Date" means the earliest of

          (a) January 31, 2002;

          (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

     "Revolving Loan Lenders" means Lenders with a Revolving Loan Commitment.

     "Revolving Note" means a promissory note of the Borrower payable to any Lender, substantially in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Santa Fe Property" is defined in clause (a)(vii) of Section 7.2.9.

     "S&P" means Standard & Poor's Ratings Services.

     "Scotiabank" is defined in the preamble.

     "Security Agreement" means, as the context may require, the Borrower Security Agreement or the Subsidiary Security Agreement.

     "Seller" is defined in the third recital.

     "Seller Note" means the unsecured promissory note of Holdings in a principal amount equal to $32,500,000 payable to the Seller (or its assignee) pursuant to the Keebler Purchase Agreement, in the form attached hereto as Exhibit M.

     "Shares" means 1,000,000 shares of common stock, par value $1.00 per share, of UBI.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person,
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

     "Stated Expiry Date" is defined in Section 2.6.

     "Stated Maturity Date" means

          (a) in the case of any Revolving Loan or Swing Line Loan, January 31, 2002;

          (b) in the case of any Term-A Loan, January 31, 2002;

          (c) in the case of any Term-B Loan, July 31, 2003; and

          (d) in the case of any Term-C Loan, July 31, 2004.

     "Subordinated Debt" means, as the context may require, (i) the unsecured Debt of the Borrower evidenced by the Bridge Notes and, if and when issued, the Exchange Notes and, if and when issued, the Refinancing Notes and (ii) to the extent permitted by the Required Lenders, any other unsecured Debt of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent and Required Lenders.

     "Subordinated Guaranty" means, collectively, (i) the Guarantee executed and delivered by Holdings and each Subsidiary of the Borrower (other than the Designated Subsidiaries) in the form of Exhibit B on January 26, 1996 to the Bridge Note Agreement, (ii) the Guarantee, if any, executed by Holdings and each Subsidiary of the Borrower (other than the Designated Subsidiaries) in the form attached on January 26, 1996 to the Exchange Note Indenture and (iii) each other guaranty, if any, executed from time to time by Holdings or any Subsidiary of the Borrower (other than the Designated Subsidiaries and Receivables Co.) pursuant to which the guarantor thereunder has any Contingent Liability with respect to any Subordinated Debt.

     "Subordinated Note" means, as the context may require, (i) the Bridge Notes, (ii) the Exchange Notes and (iii) the Refinancing Notes, and collectively means all of the above notes, as, in each case, amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section
7.2.10 or refinanced in accordance with clause (h) of Section 7.2.2.

     "Subordinated Note Indenture" means, as the context may require, the Bridge Note Agreement, the Exchange Note Indenture and each Refinancing Note Indenture, and collectively means all of the above agreements and indentures, in each case, as such agreements or indentures may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with Section 7.2.10.

     "Subordinated Noteholder" means, at any time, any holder of a Subordinated Note.

     "Subordination Provisions" is defined in Section 8.1.11.

     "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Subsidiary Guarantor" means, on the Amendment Effective Date, each Subsidiary of the Borrower (other than the Designated Subsidiaries) after giving effect to the Sunshine Acquisition, and thereafter, each Subsidiary of the Borrower that is required, pursuant to clause (a) of Section 7.1.7, to execute and deliver a supplement to the Subsidiary Guaranty.

     "Subsidiary Guaranty" means, collectively, each Guaranty executed and delivered by each Subsidiary Guarantor pursuant to the terms of the Existing Credit Agreement and this Agreement, substantially in the form of Exhibit H-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "Subsidiary Pledge Agreement" means, collectively, each Pledge Agreement executed and delivered by certain Subsidiaries of the Borrower pursuant to the terms of the Existing Credit Agreement and this Agreement, substantially in the form of Exhibit G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "Subsidiary Security Agreement" means, collectively, each Security Agreement executed and delivered by certain Subsidiaries of the Borrower pursuant to the terms of the Existing Credit Agreement and this Agreement, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "Sunshine" is defined in the fourth recital.

     "Sunshine Acquisition" is defined in the fourth recital.

     "Sunshine Acquisition Date" means a Business Day on which the Sunshine Acquisition is consummated and the initial Credit Extension hereunder is made.

     "Sunshine Purchase Agreement" is defined in the fourth recital.

     "Sunshine Shares" means 100 shares of common stock, no par value, of Sunshine.

     "Sunshine Transaction" means the Sunshine Acquisition, the issuance of the Sunshine Warrants and the issuance of common stock of Holdings to GFI in connection therewith.

     "Sunshine Warrants" means warrants to acquire up to 7.5% of the Capital Stock of Holdings issued in connection with the Sunshine Acquisition.

     "Swing Line Lender" means Scotiabank (or another Lender designated by Scotiabank with the consent of the Borrower, if such Lender agrees to be the Swing Line Lender hereunder), in such Person's capacity as the maker of Swing Line Loans.

     "Swing Line Loan" is defined in clause (b) of Section 2.1.2.

     "Swing Line Loan Commitment" means, with respect to the Swing Line Lender, the Swing Line Lender's obligation pursuant to clause (b) of Section 2.1.2 to make Swing Line Loans and, with respect to each Lender with a Commitment to make Revolving Loans (other than the Swing Line Lender), such Lender's obligation to participate in Swing Line Loans pursuant to Section 2.3.2.

     "Swing Line Loan Commitment Amount" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

     "Swing Line Note" means a promissory note of the Borrower payable to the Swing Line Lender, in substantially the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Taxes" is defined in Section 4.6.

     "Term-A Loan" means, collectively, the Existing Term-A Loans and the Incremental Term-A Loans.

     "Term-A Loan Commitment" is defined in clause (a) of Section 2.1.1.

     "Term-A Loan Commitment Amount" means, on any date, $138,125,000 (which gives effect to scheduled amortization payments of Existing Term-A Loans made on April 30, 1996 under the Existing Credit Agreement).

     "Term-A Loan Commitment Termination Date" means, with respect to the Incremental Term-A Loans, the earlier of

          (a) the Sunshine Acquisition Date (immediately after the making of the Incremental Term-A Loans on such date); or

          (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (a) or (b), the Term-A Loan Commitments shall terminate automatically and without any further action.

     "Term-A Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term-B Loan" means, collectively, the Existing Term-B Loans and the Incremental Term-B Loans.

     "Term-B Loan Commitment" is defined in clause (b) of Section 2.1.1.

     "Term-B Loan Commitment Amount" means, on any date, $89,850,000 (which gives effect to scheduled amortization payments of Existing Term-B Loans made on April 30, 1996 under the Existing Credit Agreement).

     "Term-B Loan Commitment Termination Date" means, with respect to the Incremental Term-B Loans, the earliest of

          (a) the Sunshine Acquisition Date (immediately after the making of the Incremental Term-B Loans on such date); and

          (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (a) or (b), the Term-B Loan Commitments shall terminate automatically and without any further action.

     "Term-B Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term-C Loan" means, collectively, the Existing Term-C Loans and the Incremental Term-C Loans.

     "Term-C Loan Commitment" is defined in clause (c) of Section 2.1.1.

     "Term-C Loan Commitment Amount" means, on any date, $64,900,000 (which gives effect to scheduled amortization payments of Existing Term-C Loans made on April 30, 1996 under the Existing Credit Agreement).

     "Term-C Loan Commitment Termination Date" means, with respect to the Incremental Term-C Loans, the earliest of

          (a) the Sunshine Acquisition Date (immediately after the making of the Incremental Term-C Loans on such date); and

          (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (a) or (b), the Term-C Loan Commitments shall terminate automatically and without any further action.

     "Term-C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term Loans" means collectively, the Existing Term Loans and the Incremental Term Loans.

     "Term Loan Commitment Termination Date" means, as the context may require, the Term-A Loan Commitment Termination Date, the Term-B Loan Commitment Termination Date or the Term-C Loan Commitment Termination Date.

     "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount.

     "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of such Security Agreement.

     "Tranche" means, as the context may require, the Loans constituting Term-A Loans, Term-B Loans, Term-C Loans, Swing Line Loans or Revolving Loans.

     "Truck Sale Proceeds" means the aggregate amount of cash or other consideration received by the Borrower or any of its Subsidiaries from (i) the transactions described in clause (b)(i) of Section 7.2.7 and (ii) up to $10,000,000 of the amount of proceeds generated by the sale or other disposition of trucks to the extent such proceeds are paid to the Seller or any of its Affiliates as required pursuant to the terms of the Keebler Purchase Agreement.

     "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UBI" is defined in the preamble.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     "United Biscuits" means United Biscuits (Holdings) plc., a corporation organized under the laws of the United Kingdom.

     "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "Waiver" means an agreement in favor of the Administrative Agent for the benefit of the Lenders and the Issuer in form and substance reasonably satisfactory to the Administrative Agent.

     "Warrants" has the meaning set forth as of January 26, 1996 in the Bridge Note Agreement.

     "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA, and to which the Borrower has any liability.

     "wholly-owned Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

     "Year 1" is defined in clause (a) of Section 7.2.7.

     "Year 2" is defined in clause (a) of Section 7.2.7.

     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") as in effect as of December 30, 1995.


                                  ARTICLE II

                 CONTINUATION AND REALLOCATION OF EXISTING LOANS
                         AND EXISTING LETTERS OF CREDIT;
                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

     SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article V),

          (a) each Lender severally agrees to the continuation and reallocation (as the case may be) of Existing Loans and Existing Commitments and to make Loans (other than Swing Line Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment in each case as described in this Section 2.1; and

          (b) each Issuer severally agrees that it will issue Letters of Credit pursuant to Section 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to Section 2.6.1.

     SECTION 2.1.1. Term Loan Commitments. Each of the parties hereto acknowledges and agrees that the Existing Term Loans shall continue as Term Loans for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of Sections 2.1.4, 5.1 and 5.2, in a single Borrowing on the Sunshine Acquisition Date (which shall be a Business Day) occurring on or prior to the Commitment Termination Date, each Lender, as applicable,

          (a) will make loans (relative to such Lender, its "Incremental Term-A Loans") to the Borrower equal to that percentage set forth opposite such Lender's name on Schedule VII hereto of the aggregate amount of the Borrowing of Incremental Term-A Loans requested by the Borrower to be made on the Sunshine Acquisition Date (with the commitment of each such Lender described in this clause (a) herein referred to as its "Term-A Loan Commitment");

          (b) will make loans (relative to such Lender, its "Incremental Term-B Loans") to the Borrower equal to that percentage set forth opposite such Lender's name on Schedule VII hereto of the aggregate amount of the Borrowing of Incremental Term-B Loans requested by the Borrower to be made on the Sunshine Acquisition Date (with the commitment of each such Lender described in this clause (b) herein referred to as its "Term-B Loan Commitment"); and

          (c) will make loans (relative to such Lender, its "Incremental Term-C Loans") to the Borrower equal to that percentage set forth opposite such Lender's name on Schedule VII hereto of the aggregate amount of the Borrowing of Incremental Term-C Loans requested by the Borrower to be made on the Sunshine Acquisition Date (with the commitment of each such Lender described in this clause (c) herein referred to as its "Term-C Loan Commitment").

No amounts paid or prepaid with respect to Term-A Loans, Term-B Loans or Term-C Loans may be reborrowed.

     SECTION 2.1.2. Revolving Loan Commitment and Swing Line Loan Commitment. Each of the parties hereto acknowledge and agree that the Existing Revolving Loans and Existing Swing Line Loans shall continue as Revolving Loans and Swing Line Loans for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of

Section 2.1.4, Section 5.1 and Section 5.2, the Revolving Loans and Swing Line Loans will be made as set forth below.

          (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Incremental Term Loans but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Percentage of the Revolving Loan Commitment in excess of zero will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this clause (a) is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

          (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Incremental Term Loans, but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make Loans (relative to the Swing Line Lender, its "Swing Line Loans") to the Borrower equal to the principal amount of the Swing Line Loans requested by the Borrower. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Swing Line Loans.

     SECTION 2.1.3. Letter of Credit Commitment. Each of the parties hereto acknowledge and agree that all Existing Letters of Credit shall continue as Letters of Credit for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of Section 2.1.5, Section 5.1 and Section 5.2, from time to time on any Business Day occurring from and after the Sunshine Acquisition Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

          (a) issue one or more standby (including direct pay) or documentary letters of credit (each referred to as a "Letter of Credit") for the account of the Borrower or its Subsidiaries in the Stated Amount requested by the Borrower on such day; or

          (b) extend the Stated Expiry Date of an existing standby (including direct pay) Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

     SECTION 2.1.4. Lenders Not Permitted or Required To Make the Loans. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make

          (a) any Incremental Term-A Loan, Incremental Term-B Loan or Incremental Term-C Loan (as the case may be) if, after giving effect thereto, the aggregate original principal amount of all the Incremental Term-A Loans, Incremental Term-B Loans or Incremental Term-C Loans (as the case may be):

               (i) of all Lenders would exceed $40,000,000 (in the case of Incremental Term-A Loans), $30,000,000 (in the case of Incremental Term-B Loans) or $25,000,000 (in the case of Incremental Term-C Loans); or

               (ii) of such Lender would exceed the amount set forth opposite such Lender's name on Schedule VII hereto for Incremental Term-A Loans (in the case of Incremental Term-A Loans), Incremental Term-B Loans (in the case of Incremental Term-B Loans) or Incremental Term-C Loans (in the case of Incremental Term-C Loans);

          (b) any Revolving Loan or Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans and Swing Line Loans

               (i) of all the Revolving Loan Lenders, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the lesser of (x) the Revolving Loan Commitment Amount and (y) subject to clause (b) of Section 2.3.2, the then existing Borrowing Base Amount; or

               (ii) of such Revolving Loan Lender (other than the Swing Line Lender), together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the lesser of (x) the Revolving Loan Commitment Amount and (y) subject to clause (b) of Section 2.3.2, the then existing Borrowing Base Amount; or

          (c) any Swing Line Loan if after giving effect to the making of such Swing Line Loan, the outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount.

     SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto,

(a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the lesser of
(x) the Revolving Loan Commitment Amount and (y) the then existing Borrowing Base Amount.

     SECTION 2.1.6. Assignment and Reallocation of Existing Commitments and Existing Loans. Each of the parties hereto severally and for itself agrees to the assignment and reallocation of Existing Commitments (as defined below) and Existing Loans as set forth below.

     (a) Upon the occurrence of the Amendment Effective Date,

          (i) each of the Existing Lenders shall sell and assign to the Administrative Agent (and the Administrative Agent shall purchase) the portion (if any) of such Existing Lender's Existing Loans and Commitments under (and as defined in) the Existing Credit Agreement (referred to as the "Existing Commitments"), including participating interests in Existing Swing Line Loans and Letter of Credit Outstandings under (and as defined in) the Existing Credit Agreement (referred to as "Existing Letter of Credit Outstandings") which in the amount set forth on Item B of Schedule VI hereto is in excess of the amount of such Existing Lender's outstanding Loans and Commitments (including, in the case of Revolving Loan Lenders, participating interests in Swing Line Loans and Letter of Credit Outstandings) respectively, under this Agreement after giving effect to the effectiveness hereof and immediately before the making of any Loans hereunder pursuant to Sections 2.1.1, 2.1.2 or 2.1.3;

          (ii) each of the Existing Lenders that will continue to have Loans and Commitments under this Agreement shall be deemed to have converted that portion (if any) of its Existing Loans (and, in the case of Revolving Loan Lenders, participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) which were not sold and assigned pursuant to clause (a)(i) into its outstanding Loans of a corresponding Tranche and corresponding Commitment under this Agreement, as set forth on Item C of
     Schedule VI hereto; and

          (iii) the Administrative Agent shall (A) purchase and assume that portion of the Existing Loans and Existing Commitments (including participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) of each Existing Lender which are being assigned and sold pursuant to clause (a)(i) above, and (B) reallocate, sell and assign such portions to the Lenders that will continue to have Loans and Commitments under this Agreement, and such Lenders shall purchase and assume that portion of the Existing Loans and Existing Commitments (including, in the case of Revolving Loan Lenders, participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) of the Administrative Agent which are being assigned and sold pursuant to this clause (a)(iii) in such a manner and in the amounts set forth on Item D of
     Schedule VI hereto so as to cause such Lender's outstanding Loans (and, in the case of Revolving Loan Lenders, Revolving Loan Commitment, including participating interest in Swing Line Loans and Letter of Credit Outstandings), when taken together with such Lender's Loans and Commitments retained in accordance with clause (a)(ii), to be in each case as set forth on Item E of Schedule VI hereto.

     (b) Each Existing Lender hereby represents and warrants to each Lender that, immediately before giving effect to the effectiveness of this Agreement,

          (i) its Existing Commitments under the Existing Credit Agreement and the outstanding principal amount of its Existing Loans (including, in the case of Existing Lenders that have made Existing Revolving Loans, participating interests in Existing Swing Line Loans and "Letters of Credit Outstandings" (as such term is defined in the Existing Credit Agreement)) are in the amounts set forth on Item A of Schedule VI hereto, and that it is the legal and beneficial owner thereof; and

          (ii) to the extent that such Existing Lender is making a sale and assignment pursuant to clause (a)(i) above, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by it (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this clause.

     (c) The Administrative Agent hereby represents and warrants to each Lender that immediately before giving effect to the effectiveness of clause (a)(iii), to the extent that the Administrative Agent is making a sale and assignment pursuant to such clause, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by it (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever other than for the representations and warranties set forth in this clause.

     (d) Each of the Lenders acknowledges and agrees that:

          (i) other than the representations and warranties contained in clauses
     (b) and (c), none of the Existing Lenders, the Administrative Agent or the other Agents have made representations or warranties or assumed any responsibility with respect to

               (A) any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement, the Existing Credit Agreement, or any other Loan Document (as defined hereunder and under the Existing Credit Agreement), or

               (B) the financial condition of the Borrower or any other Obligor or the performance by the Borrower or any other Obligor of the Obligations (as defined under this Agreement and under the Existing Credit Agreement);

          (ii) it has reviewed the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and

          (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Agreement or any other Loan Document, independently and without reliance upon the Administrative Agent, the Co-Agents, any Lender or any Existing Lender.

     (e) Each of the parties hereto agrees that each Existing Lender which is making a sale and assignment pursuant to this Section shall, as of the Amendment Effective Date, relinquish its rights and be discharged and released from its obligations under this Agreement and the Existing Credit Agreement to the extent of the rights and interests so sold and assigned.

     (f) Concurrently with the occurrence of the Amendment Effective Date,

          (i) each Lender which is purchasing any portion of the Existing Loans and/or Existing Commitments (including, in the case of Revolving Loan Lenders, participating interests in Existing Letter of Credit Outstandings and Existing Swing Line Loans), pursuant to clause (a)(iii) shall deliver to the Administrative Agent immediately available funds in the full amount of the purchase made by it; and

          (ii) the Administrative Agent shall, to the extent of the funds so received, disburse such funds to the Existing Lenders which are making sales and assignments pursuant to clause (a)(i) in the amount of the portions so sold and assigned.

     (g) The Administrative Agent hereby agrees that it will waive the processing fee pursuant to Section 10.11.1 in connection with this Section 2.1.6.

     SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reductions from time to time pursuant to this Section 2.2.

     SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Swing Line Loan Commitment Amount, the Letter of Credit Commitment Amount or the Revolving Loan Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

     SECTION 2.2.2. Mandatory. The Revolving Loan Commitment Amount shall be reduced as set forth below.

          (a) Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid with any Net Disposition Proceeds, Net Equity Proceeds, Net Debt Proceeds or 75% of Excess Cash

     Flow, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding.

          (b) The Revolving Loan Commitment Amount shall be reduced on the Business Day on which the Permitted Receivables Transaction is consummated in an amount equal to the Receivables Proceeds.

          (c) Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

     SECTION 2.3. Borrowing Procedures and Funding Maintenance. Loans shall be made by the Lenders in accordance with this Section.

     SECTION 2.3.1. Incremental Term Loans and Revolving Loans. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one (in the case of Base Rate Loans) and three (in the case of LIBO Rate Loans) nor more than (in each case) five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, and in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple thereof, or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2. Swing Line Loans.

          (a) By telephonic notice, promptly followed (within three Business
     Days) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 11:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $200,000 and an integral multiple of $100,000. Each request by the Borrower for a Swing Line Loan shall constitute a representation and warranty by the Borrower that on the date of such request and (if different) the date of the making of the Swing Line Loan, both immediately before and after giving effect to such Swing Line Loan and the application of the proceeds thereof, the statements made in Section 5.2.1 are true and correct. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in the preceding sentences, to the Borrower by wire transfer to the accounts the Borrower shall have specified in its notice therefor.

          (b) If (i) any Swing Line Loan shall be outstanding for more than four full Business Days or (ii) after giving effect to any request for a Swing Line Loan or a Revolving Loan the aggregate principal amount of Revolving Loans and Swing Line Loans outstanding to the Swing Line Lender, together with the Swing Line Lender's Percentage of all Letter of Credit Outstandings, would exceed the Swing Line Lender's Percentage of the Revolving Loan Commitment Amount, the Swing Line Lender, at any time in its sole and absolute discretion, may request each Lender that has a Revolving Loan Commitment, and each such Lender, including the Swing Line Lender hereby agrees, to make a Revolving Loan (which shall always be initially funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the amount of the Swing Line Loans ("Refunded Swing Line Loans") outstanding on the date such notice is given. On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender (other than the Swing Line Lender) shall deposit in an account specified by the Administrative Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing Line Lender (and not the Borrower) and applied to repay the Refunded Swing Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's

     Percentage of the Refunded Swing Line Loans shall be deemed to be paid. Upon the making of any Revolving Loan pursuant to this clause, the amount so funded shall become due under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. Each Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Obligor, including a reduction in the Borrowing Base Amount subsequent to the date of the making of a Swing Line Loan; (iv) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement by the Borrower or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (c) In the event that (i) the Borrower or any Subsidiary is subject to any bankruptcy or insolvency proceedings as provided in Section 8.1.9 or
     (ii) the Swing Line Lender otherwise requests, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided, however, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

          (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected after the occurrence of a Default not to make Swing Line Loans and has notified the Borrower in writing or by telephone of such election. The Swing Line Lender shall promptly give notice to the Lenders of such election not to make Swing Line Loans.

     SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) and three (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than (in each case) five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of the continuation of, or conversion into, LIBO Rate Loans, or an aggregate minimum amount of $1,000,000 and an integral multiple thereof, in the case of the conversion into Base Rate Loans, (other than Swing Line Loans as provided in clause (a) of Section 2.3.2) be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to the Borrower; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; and provided, further, however, that such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of Section 4.6 with respect to such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such other notice as may be acceptable to the Issuer in its sole discretion), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (unless a shorter or longer notice period is acceptable to the Issuer in its sole discretion), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit for the Borrower's account or for the account of any wholly-owned Subsidiary of the Borrower that is a signatory to the Subsidiary Guaranty and Subsidiary Security Agreement and whose outstanding Capital Stock is pledged to the Administrative Agent for the benefit of the Lenders pursuant to a Pledge Agreement, in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in Section 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) in the case of standby (including direct pay) Letters of Credit, one year from the date of its issuance and, in the case of documentary Letters of Credit, 180 days from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

     SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage to make Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Revolving Loan Commitment Percentage, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

     SECTION 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the "Disbursement Due Date"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to Section 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a commitment to make Revolving Loans (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in Section 5.2.1 are true and correct.

     SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to Section 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

     SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in Section 8.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

          (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

     SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to the extent set forth in Section 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

     SECTION 2.7. Notes. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the applicable Commitment Amount. All Swing Line Loans made by the Swing Line Lender shall be evidenced by a Swing Line Note payable to the order of the Swing Line Lender in a maximum principal amount equal to the Swing Line Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION 2.8. Registered Notes. (a) Any Non-U.S. Lender that could become completely exempt from withholding of any Taxes in respect of payment of any interest due to such Non-U.S. Lender under this Agreement if the Notes held by such Lender were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees
(i) to exchange for any Notes held by such Lender, or (ii) to issue to such Lender on the date it becomes a Lender, promissory notes(s) registered as provided in clause (b) of this Section 2.8 (each, a "Registered Note", to be in substantially the form of Exhibit A-6 hereto). Registered Notes may not be exchanged for Notes that are not Registered Notes.

     (b) The Borrower shall maintain, or cause to be maintained, a register (the "Register") (which, at the request of the Borrower, shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent under this Agreement) on which it enters the name of the registered owner of the Non-U.S. Lender Obligation(s) evidenced by a Registered Note.

      (c) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayments and Prepayments; Application.

     SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

               (i) Loans (other than Swing Line Loans), provided, however, that

                    (A) any such prepayment of the Term-A Loans, Term-B Loans or
               Term-C Loans shall be made pro rata among Term-A Loans, Term-B Loans and Term-C Loans, as applicable, of the same type and if applicable, having the same Interest Period of all Lenders that have made such Term-A Loans, Term-B Loans or Term-C Loans, and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                    (B) the Borrower shall comply with Section 4.4 in the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                    (C) all such voluntary prepayments shall require at least
               three but no more than five Business Days' prior written notice to the Administrative Agent; and

                    (D) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; or

               (ii) Swing Line Loans, provided that all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter);

          (b) shall, on each date when any reduction in the then existing Borrowing Base Amount shall become effective, make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings, in an aggregate amount equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans, Swing Line Loans and Letter of Credit Outstandings over the then existing Borrowing Base Amount;

          (c) shall, no later than one Business Day following the receipt of any Net Disposition Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and, subject to the following proviso, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 3.1.2; provided, that, at the option of the Borrower and so long as no Default shall have occurred and be continuing, the Borrower may use or cause the appropriate Subsidiary to use the Net Disposition Proceeds to pay Restructuring Charges or to purchase assets useful in the business of the Borrower and its Subsidiaries or to purchase a majority controlling interest in a Person owning such assets or to increase any such controlling interest already maintained by it (with such assets or interests collectively referred to as "Qualified Assets") within 365 days after the consummation (and with the Net Disposition Proceeds) of such sale, conveyance or disposition, and in the event the Borrower elects to exercise its right to purchase Qualified Assets or pay Restructuring Charges with the Net Disposition Proceeds pursuant to this clause, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent within 30 days following the receipt of Net Disposition Proceeds setting forth the amount of the Net Disposition Proceeds which the Borrower expects to use to purchase Qualified Assets or apply to a payment of Restructuring Charges during such 365 day period; provided, further, that the Borrower and its Subsidiaries shall only be permitted to pay Restructuring Charges out of Net Disposition Proceeds and/or reinvest Net Disposition Proceeds in Qualified Assets in an aggregate amount of up to $30,000,000, to the extent permitted by Section 7.2.5, from the Amendment Effective Date through the remaining term of this Agreement. If and to the extent that the Borrower has elected to reinvest Net Disposition Proceeds as permitted above, then on the date which is 365 days (in the case of clause (c)(i) below) and 370 days (in the case of clause
     (c)(ii) below) after the relevant sale, conveyance or disposition, the Borrower shall (i) deliver a certificate of an Authorized Officer to the Administrative Agent certifying as to the amount and use of such Net Disposition Proceeds actually used to purchase Qualified Assets or pay Restructuring Charges and (ii) deliver to the Administrative Agent, for application in accordance with this clause and Section 3.1.2, an amount equal to the remaining unused Net Disposition Proceeds;

          (d) shall, no later than 5 Business Days following the delivery of the Borrower's annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 1996 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the prior Fiscal Year and no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 75% of the Excess Cash Flow (if any) for such Fiscal Year (but, in the case of the 1996 Fiscal Year, only for the portion thereof following January 26, 1996), to be applied as set forth in Section 3.1.2;

          (e) shall, concurrently with the receipt by Holdings of any Net Equity Proceeds or the Borrower or any of its Subsidiaries of any Net Debt Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, and no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Equity Proceeds or Net Debt Proceeds, as the case may be, to be applied as set forth in Section 3.1.2; provided, that all Net Debt Proceeds and Net Equity Proceeds shall be deposited in a cash collateral account with the Administrative Agent upon receipt pending application to the Loans pursuant to this clause;

          (f) shall, within 60 days following the receipt by the Borrower or any of its Subsidiaries of any Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate over the course of a Fiscal Year), make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided, that no mandatory prepayment of Casualty Proceeds shall be required under this clause if

     (i) the Borrower informs the Administrative Agent no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property and in fact uses such Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned asset or property within 365 days following the receipt of such Casualty Proceeds, with the amount of Casualty Proceeds unused after such 365 day period being applied to the Loans pursuant to Section 3.1.2; provided, further, however, that at any time when any Default shall have occurred and be continuing or Casualty Proceeds not applied as provided above shall exceed $5,000,000, such Casualty Proceeds will be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrower to pay for such rebuilding or replacement;

          (g) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, including pursuant to Section 2.2 or Section 3.1.2, make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans, and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings) in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans, Swing Line Loans and Letters of Credit Outstanding over the Revolving Loan Commitment Amount as so reduced;

          (h) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term-A Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

          07/31/96 through (and including)
                  01/31/97                                  $2,625,000

          04/30/97 through (and including)
                  01/31/98                                  $4,375,000

          04/30/98 through (and including)
                  01/31/99                                  $5,250,000

          04/30/99 through (and including)
                  01/31/00                                  $7,000,000

          04/30/00 through (and including)
                  10/31/01                                  $7,875,000

          Stated Maturity Date for
                  Term-A Loans                        $8,625,000, or the
                                                      then outstanding
                                                      principal amount of
                                                      all Term-A Loans, if
                                                      different;

          (i) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term-B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

          07/31/96 through (and including)
                  01/31/01                                  $   225,000

          04/30/01 through (and including)
                  01/31/02                                  $ 2,475,000

          04/30/02 through (and including)
                  01/31/03                                  $12,825,000

          04/30/03                                          $12,150,000

          Stated Maturity Date for
                  Term-B Loans                        $12,225,000, or the
                                                      then outstanding
                                                      principal amount of
                                                      all Term-B Loans, if
                                                      different;

          (j) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term-C Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

          07/31/96 through (and including)
                  01/31/02                                  $   162,500

          04/30/02 through (and including)
                  01/31/03                                  $ 1,178,125

          04/30/03 through (and including)
                   07/31/03                                 $ 1,218,750

          10/31/03 through (and including)
                  01/31/04                                  $13,975,000

          04/30/04                                          $13,000,000

          Stated Maturity Date for
                  Term-C Loans                        $13,062,500, or the
                                                      then outstanding
                                                      principal amount of
                                                      all Term-C Loans, if
                                                      different;

          (k) shall, within one Business Day following the receipt of any Working Capital Adjustment Amount (as defined in the Keebler Purchase Agreement) after the Amendment Effective Date, make a mandatory prepayment of the Revolving Loans (if any) in an amount equal to 100% of the amount so received;

          (l) shall, on the first anniversary of the consummation (if at all) of the sale/leaseback of the DaVinci Project, inform the Administrative Agent of the amount of net proceeds from such sale/leaseback not reinvested in Qualified Assets and, 5 Business Days thereafter, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such net proceeds not reinvested in Qualified Assets or applied to pay Restructuring Charges prior to such date; and

          (m) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to Section 8.2 or Section 8.3, repay all Loans and provide the Administrative Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to Section 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

     Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to clauses (a) or
(k) of Section 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

     SECTION 3.1.2. Application. (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, to the principal amount thereof being maintained as LIBO Rate Loans.

     (b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to clauses (c), (d), (e), (f) and (l) of Section 3.1.1 shall be applied pro rata to a mandatory prepayment of the outstanding principal amount of all Term-A Loans, Term-B Loans and Term-C Loans (with the amount of such prepayment of the Term-A Loans, the Term-B Loans and the Term-C Loans being applied to the remaining Term-A Loan, Term-B Loan or Term-C Loan amortization payments required pursuant to clauses (h), (i) and (j) of Section 3.1.1, in each case pro rata in accordance with the amount of each such remaining Term Loan amortization payment), until all such Term-A Loans, Term-B Loans and Term-C Loans have been paid in full; provided, however, that in the case of each prepayment of Term Loans required pursuant to clauses (c), (d), (e), (f) and (l) of Section 3.1.1, (i) any Lender that has Term-B Loans outstanding may, by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made, elect not to have its pro rata share of Term-B Loans prepaid, and upon any such election the Administrative Agent shall apply the amount that otherwise would have prepaid such Lender's Term-B Loans first, to a mandatory prepayment of the Term-A Loans (until repaid in full), second, to a prepayment of Term-B Loans and Term-C Loans owing to those Lenders that agree to accept such additional prepayments, pro rata among such Lenders, and third, to a reduction in the Revolving Loan Commitment Amount and (ii) any Lender that has Term-C Loans outstanding may, by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made, elect not to have its pro rata share of Term-C Loans prepaid, and upon any such election the Administrative Agent shall apply the amount that otherwise would have prepaid such Lender's Term-C Loans first, to a mandatory prepayment of the Term-A Loans (until repaid in full), second, to a prepayment of Term-B Loans and Term-C Loans owing to those Lenders that agree to accept such additional prepayments, pro rata among such Lenders, and third, to a reduction in the Revolving Loan Commitment Amount.

     SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

     SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) with respect to Revolving Loans and Term-A Loans,

               (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

               (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

          (b) with respect to Term-B Loans,

               (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for such Loans; and

               (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loans;

          (c) with respect to Term-C Loans,

               (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for such Loans; and

               (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loans; and

          (d) with respect to Swing Line Loans, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin payable for Revolving Loans that are Base Rate Loans.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in
Section 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to

          (a) in the case of any overdue principal amount of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts owing in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to Section 3.2.1 plus 2%; and

          (b) in the case of overdue monetary Obligations (other than as described in clause (a)), the Alternate Base Rate plus 4%.

     SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date;

          (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of such Interest Period);

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable

(whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

     SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for the period (including any portion thereof when any of the Lender's Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on January 26, 1996 and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of the Applicable Commitment Fee Margin on such Lender's Percentage of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings); provided, that prior to the Amendment Effective Date, the commitment fee shall accrue based on the "Revolving Loan Commitment Amount", as defined in the Existing Credit Agreement. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall constitute the usage of the Revolving Loan Commitment with respect to the Swing Line Lender only and the commitment fees to be paid by the Borrower to the Lenders (other than the Swing Line Lender) shall be calculated and paid accordingly.

     SECTION 3.3.2. Administrative Agent's Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on the dates set forth in the Fee Letter.

     SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee in an amount equal to (a) with respect to each standby (including direct pay) Letter of Credit, the Applicable Margin per annum for Revolving Loans that are maintained as LIBO Rate Loans multiplied by the Stated Amount of each such Letter of Credit, and (b) with respect to each documentary Letter of Credit, 1 3/8% per annum multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date. The Borrower further agrees to pay to the Issuer for its own account on the date of issuance of each Letter of Credit an issuance fee in an amount equal to the greater of
(x) $100 and (y) 1/4 of 1% per annum of the Stated Amount thereof.

     SECTION 3.3.4. Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Existing Lender (including Scotiabank) that executes and delivers this Agreement and continues its Existing Loans as Loans hereunder, an amendment fee in an amount equal to (a) 1/8 of 1% multiplied by (b) the amount set forth opposite its name, on Schedule VIII hereto which amount equals the sum of (i) the outstanding principal amount of Existing Term Loans owing to such Lender under the Existing Credit Agreement, but only to the extent that such Existing Term Loans are continued by such Lender as Term Loans hereunder and (ii) an amount determined by such Existing Lender's Percentage of the Revolving Loan Commitment Amount (in each case under, and as defined in, the Existing Credit Agreement), but only to the extent of such Existing Lender's continuation of its Revolving Loan Commitment under this Agreement.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "Reinstatement Date"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

     SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

          (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in Section 4.6) arising after the date of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that results in such increase in cost or reduction in amounts receivable. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6. Taxes. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations and fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) Taxes imposed on the Administrative Agent as a result of a present or former connection between the applicable lending office of the Administrative Agent, and Taxes imposed on any

Lender as a result of a present or former connection between the applicable lending office of a Lender, in each case and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement) or (ii) any taxes to the extent that they are in effect and would apply as of the date any Person becomes a Lender or Assignee Lender, or as of the date that any Lender changes its applicable lending office, to the extent such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to Section 4.10 below) (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of clause (b) of Section 4.6.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

     (b) Each Non-U.S. Lender shall, (i) on or prior to the date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Borrower and the Administrative Agent, two or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes; and (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or documents on or before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Borrower.

     (c) If the Borrower determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or the Administrative Agent, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower.

     SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to

          (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10. Mitigation. Each Lender agrees that if it makes any demand for payment under Sections 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Sections 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in Section 4.1.

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1. Initial Credit Extension. The obligations of (i) the Existing Lenders to continue Existing Loans as Loans under this Agreement, (ii) the Issuer to continue Existing Letters of Credit as Letters of Credit under this Agreement and (iii) the Lenders to fund the initial Credit Extensions hereunder shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

     SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor other than a natural Person a certificate, dated the date of the initial Credit Extension hereunder, of its Secretary or Assistant Secretary as to

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

     SECTION 5.1.2. Sunshine Acquisition Documents. The Administrative Agent shall have received (with copies for each Lender) a fully executed copy of the Sunshine Purchase Agreement, and, to the extent required by Section 5.1.3, all other documents and instruments delivered in connection with the consummation of the Sunshine Acquisition that are required to be delivered pursuant to the terms of the Sunshine Purchase Agreement, and the Sunshine Purchase Agreement and such other documents and instruments shall be satisfactory to the Administrative Agent. The Sunshine Purchase Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Sunshine Acquisition in the Sunshine Purchase Agreement unless otherwise agreed to by the Required Lenders.

     SECTION 5.1.3. Sunshine Acquisition Certificate. The Administrative Agent shall have received a certificate, dated the date of the initial Credit Extension, of an Authorized Officer of the Borrower certifying as to a true and complete copy of the Sunshine Purchase Agreement and, to the extent requested by the Administrative Agent, all other certificates, filings, documents, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the Sunshine Purchase Agreement and the Sunshine Acquisition.

     SECTION 5.1.4. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it executed and delivered by an Authorized Officer of each Obligor (other than the Borrower) under the Existing Credit Agreement and related Loan Documents.

     SECTION 5.1.5. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, substantially in the form of Exhibit D hereto, dated the date of the initial Credit Extension hereunder and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

     SECTION 5.1.6. Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender, its Notes, issued (in the case of Existing Lenders) in substitution and exchange for, and not in satisfaction of, the Notes delivered under the terms of the Existing Credit Agreement, duly executed and delivered by the Borrower.

     SECTION 5.1.7. Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, in amounts which shall be satisfactory to the Administrative Agent, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing hereunder), and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all executed Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith (or arrangements satisfactory to the Administrative Agent shall have been entered into relating to such release promptly following the initial Credit Extension hereunder).

     SECTION 5.1.8. Supplement to Subsidiary Guaranty. The Administrative Agent shall have received, with counterparts for each Lender, copies of a supplement (in form and substance satisfactory to the Administrative Agent) to the Subsidiary Guaranty, dated the date hereof, duly executed and delivered by an Authorized Officer of Sunshine.

     SECTION 5.1.9. Supplement to Borrower Pledge Agreement. The Administrative Agent shall have received, with counterparts for each Lender, executed copies of a supplement (in form and substance satisfactory to the Administrative Agent) to the Borrower Pledge Agreement, dated as of the date hereof, duly executed by the Borrower, together with the certificates evidencing all of the issued and outstanding shares of Capital

Stock of Sunshine, which certificates shall in each case be accompanied by undated stock powers duly executed in blank.

If any securities pledged pursuant to the Borrower Pledge Agreement are uncertificated securities, the Administrative Agent shall have received confirmation and evidence satisfactory to it that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York.

     SECTION 5.1.10. Supplement to Subsidiary Security Agreement, etc. The Administrative Agent shall have received, with counterparts for each Lender, executed copies of a supplement (in form and substance satisfactory to the Administrative Agent) to the Subsidiary Security Agreement, dated as of the date hereof, duly executed by Sunshine, together with

          (a) executed Uniform Commercial Code financing statements (Form UCC-1) naming Sunshine as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement; and

          (b) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing hereunder, listing all effective financing statements which name Sunshine (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements.

     SECTION 5.1.11. Mortgages. The Administrative Agent shall have received counterparts of each Mortgage relating to each property preceded with an asterisk on Item 5.1.11 ("Mortgaged Properties") of the Disclosure Schedule, each dated as of the date hereof, duly executed by Sunshine, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

          (b) mortgagee's title insurance policies in favor of the Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (c) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

     SECTION 5.1.12. Amendments to Existing Mortgages. The Administrative Agent shall have received

          (a) amendments, in form and substance satisfactory to it, to each Mortgage that was filed against real property of the Borrower or any of its Subsidiaries pursuant to the terms of the Existing Credit Agreement, executed and delivered by the applicable mortgagor thereunder;

          (b) updated mortgagee's title insurance policies (or endorsements to the existing mortgagee title insurance policies issued in connection with the Mortgages dated January 26, 1996) in favor of the Administrative Agent and the Lenders in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such existing Mortgage, insuring that title to such property is marketable and that the interests created by the amendment to such Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (c) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

     SECTION 5.1.13. Financial Information, etc. The Administrative Agent shall have received, with counterparts for each Lender,

          (a) the audited consolidated balance sheets of Sunshine for the fiscal years ended March 31, 1994, March 31, 1995 and March 31, 1996 and the related consolidated statements of earnings and cash flow, none of which shall contain any Impermissible Qualification; and

          (b) a pro forma consolidated balance sheet of the Borrower and its Subsidiaries, as of the date of the initial Credit Extension hereunder (the "Pro Forma Balance Sheet"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Sunshine Acquisition and all the transactions contemplated by this Agreement (including the increased Commitment Amounts hereunder) and the proposed legal and capital structure of the Borrower, which shall be satisfactory in all respects to the Administrative Agent.

     SECTION 5.1.14. Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial Authorized Officer of the Borrower, dated the date of the initial Credit Extension hereunder, in form and substance satisfactory to the Administrative Agent.

     SECTION 5.1.15. Amendments to the Subordinated Debt Agreements. The Administrative Agent shall have received evidence satisfactory to it that the Bridge Note Agreement and, if necessary, the form of Exchange Note Indenture and such other documents, instruments and agreements delivered (or to be delivered, in the case of the Exchange Note Indenture) in connection therewith shall have been amended by the requisite number of Subordinated Noteholders on terms and conditions satisfactory in all respects to the Administrative Agent.

     SECTION 5.1.16. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections
3.3 and 10.3, if then invoiced.

     SECTION 5.1.17. Trademark Security Agreement, Copyright Security Agreement, Patent Security Agreement. The Administrative Agent shall have received each Trademark Security Agreement, Copyright Security Agreement and Patent Security Agreement, each dated as of the date hereof, duly executed and delivered by Sunshine.

     SECTION 5.1.18. Litigation. The Administrative Agent shall be satisfied in all respects that there exists no litigation, inquiry or investigation contesting the Sunshine Acquisition, this Agreement or the amendments to the Subordinated Debt documents required pursuant to Section 5.1.15 or any other aspect of the Sunshine Transaction, or which would have a material adverse effect on the property, assets, financial condition, operations, prospects or business of the Borrower and its Subsidiaries, taken as a whole, or Sunshine and its Subsidiaries, taken as a whole.

     SECTION 5.1.19. Material Adverse Change. The Lenders shall be satisfied (as evidenced by the delivery of their respective executed signature page to this Agreement) that there has been no material adverse change in the property, assets, financial condition, operations, prospects or business of (i) Keebler and its Subsidiaries, taken as a whole, since December 30, 1995 or (ii) Sunshine and its Subsidiaries, taken as a whole, since March 31, 1996.

     SECTION 5.1.20. Continuation of Existing Loans/Commitments. The Administrative Agent shall have received evidence satisfactory to it that the Existing Lenders or, in place of one or more Existing Lenders, other financial institutions satisfactory to the Administrative Agent and the Borrower (such consent not to be unreasonably withheld), shall have committed to continue all Existing Loans and Commitments under (and as defined in) the Existing Credit Agreement in the same respective amounts under this Agreement (without giving effect to the increase in the Commitment Amounts hereunder).

     SECTION 5.1.21. No Liens. The Administrative Agent shall be satisfied that the Capital Stock and assets of Sunshine and of the Borrower and its Subsidiaries, shall be free and clear of all Liens (other than (i) Liens in favor of the Administrative Agent pursuant to a Loan Document and (ii) in the case of assets other than the Capital Stock of Sunshine, Liens existing on the Amendment Effective Date permitted under the terms of this Agreement, in each case approved by the Administrative Agent).

     SECTION 5.1.22. Reliance Letters. The Administrative Agent shall, unless it otherwise agrees, have received reliance letters, dated the date of the making of the initial Credit Extension hereunder and addressed to each Lender and the Administrative Agent, in respect of each of the legal opinions delivered in connection with the Sunshine Acquisition.

     SECTION 5.1.23. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the date of the initial Credit Extension and addressed to the Administrative Agent and all Lenders, from

          (a) Simpson Thacher & Bartlett, special New York counsel to the Borrower and each Obligor, substantially in the form of Exhibit L hereto;

          (b) Freeman & Hawkins, Georgia counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (c) Taft, Stettinius & Hollister, Ohio counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (d) Bearman, Talesnick & Clowdus, Colorado counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (e) Lewis, Clay & Munday, P.C., Michigan counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (f) Rudnick & Wolfe, Illinois counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (g) Taft, Stettinius & Hollister, Kentucky counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (h) Beattie Padovano, New Jersey counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

          (i) Bryan Cave LLP, Kansas counsel to the Obligors, in form and substance satisfactory to the Administrative Agent; and

          (j) Cowan, Liebowitz & Latman, special intellectual property counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

     SECTION 5.1.24. Amendment to Holdings Guaranty. The Administrative Agent shall have received an amendment to the Holdings Guaranty in form and substance satisfactory to it executed and delivered by Holdings and the Administrative Agent relating to Indebtedness that may be incurred by Holdings pursuant to clause (j) of Section 7.2.5.

     SECTION 5.2. All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension hereunder, but subject to clauses (b) and (c) of Section 2.3.2) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

     SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

          (a) both before and after giving effect to the Sunshine Acquisition, the representations and warranties set forth in Article VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (b) no material adverse development shall have occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to Section 6.7;

          (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the then existing Borrowing Base Amount;

          (d) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

          (e) no Default hereunder (and, on the Amendment Effective Date, no Default under (and as defined in) the Existing Credit Agreement) shall have then occurred and be continuing.

     SECTION 5.2.2. Credit Extension Request. The Administrative Agent shall have received a Borrowing Request, if Loans (other than Swing Line Loans) are being requested, or an Issuance Request, if a Letter of Credit is being issued or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Administrative Agent to enter into this Agreement, continue the Existing Loans as Loans hereunder, continue the Existing Letters of Credit as Letters of Credit hereunder and to make Credit Extensions hereunder, each of Holdings and the Borrower represents and warrants unto the Administrative Agent, the Issuer and each Lender as set forth in this Article VI.

     SECTION 6.1. Organization, etc. Each of Holdings, the Borrower and each of the Borrower's Subsidiaries (a) is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Keebler Transaction, the Sunshine Transaction and under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause (b)(ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrower's and, where applicable, each such other Obligor's participation in the consummation of the Keebler Transaction and the Sunshine Transaction are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene the Borrower's or any such Obligor's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Holdings, the Borrower or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

     SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or for the Borrower's and each such other Obligor's participation in the consummation of the Keebler Transaction or the Sunshine Transaction, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. Neither Holdings, the Borrower nor any of the Borrower's Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case with respect to this Section 6.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     SECTION 6.5. Financial Information. The

          (a) audited consolidated balance sheet of the Acquired Businesses as at December 30, 1995 and the related consolidated statements of earnings and cash flow; and

          (b) audited consolidated balance sheet of Sunshine as at March 31, 1996 and the related consolidated statements of earnings and cash flow;

copies of which have been furnished to the Administrative Agent and each Lender, have, in each case, been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6. No Material Adverse Change. Since December 30, 1995, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole.

     SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, labor controversy arbitration or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which (a) could reasonably be expected to result in a Material Adverse Effect, or (b) purports to affect the legality, validity or enforceability of the Keebler Acquisition, the Merger, the Sunshine Acquisition, the Equity Contribution, the issuance of the Subordinated Notes, this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

     SECTION 6.8. Subsidiaries. Neither Holdings nor the Borrower has any Subsidiaries, except those Subsidiaries

          (a) which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule; or

          (b) which are permitted to have been acquired in accordance with
     Section 7.2.5 or 7.2.8.

     SECTION 6.9. Ownership of Properties. The Borrower and each of its Subsidiaries owns good title to all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

     SECTION 6.10. Taxes. Each of Holdings, the Borrower and each of the Borrower's Subsidiaries has filed all Federal, State and other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of the Existing Credit Agreement and prior to the date of any Credit Extension hereunder, no Pension Plan has been terminated that has resulted in a liability to the Borrower of more than $5,000,000, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in excess of $5,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, since the date of the last financial statement the Borrower has not materially increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;

          (b) there have been no past, and there are no pending or threatened

               (i) written claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) written complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

          (c) to the best knowledge of the Borrower, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

          (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) to the best knowledge of the Borrower, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

          (g) the Borrower and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations;

          (h) to the best knowledge of the Borrower, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

          (i) to the best knowledge of the Borrower, no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

     SECTION 6.13. Regulations G, U and X. Neither Holdings nor the Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14. Accuracy of Information. All material factual information concerning the financial condition, operations or prospects of Holdings, the Borrower and the Borrower's Subsidiaries heretofore or contemporaneously furnished by or on behalf of Holdings or the Borrower in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with the Existing Credit Agreement, this Agreement or any transaction contemplated thereby or hereby or with respect to the Keebler Transaction or the Sunshine Transaction (including such information contained in each Bank Confidential Offering Memorandum) is, and all other such factual information hereafter furnished by or on behalf of Holdings or the Borrower to the Administrative Agent, the Issuer or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     Any term or provision of this section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; provided, however, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, each of Holdings and the Borrower has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

     SECTION 6.15. Seniority of Obligations, etc. The Borrower has the power and authority to incur the Indebtedness evidenced by the Subordinated Notes as provided for under each Subordinated Note Indenture and has (or will have) duly authorized, executed and delivered each Subordinated Note Indenture, as applicable. The Borrower has (or will have) issued, pursuant to due authorization, the Subordinated Notes under each Subordinated Note Indenture. Once executed and delivered by the Borrower, each Subordinated Note Indenture will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The subordination provisions of the Subordinated Notes and contained in each Subordinated Note Indenture will be enforceable against the holders of the Subordinated Notes by the holder of any "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated Note Indenture, which has not effectively waived the benefits thereof. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated Note Indenture, and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Note Indenture. The Borrower acknowledges that the Administrative Agent and each Lender is entering into this Agreement, and is extending its Commitments, in reliance upon the subordination provisions of (or to be contained in) each Subordinated Note Indenture, the Subordinated Notes and this Section.

     SECTION 6.16. Solvency. The Keebler Transaction and the Sunshine Transaction (including the incurrence of the Credit Extensions hereunder, the issuance and sale of the Bridge Notes, the incurrence by the Borrower of the Indebtedness represented by the Notes and the Bridge Notes, the execution and delivery by Holdings and the Subsidiary Guarantors of the Holdings Guaranty and the Subsidiary Guaranty and the application of the proceeds of the Credit Extensions and loans under the Bridge Notes), will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss.101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. After giving effect to the Keebler Transaction and the Sunshine Transaction, each of the Borrower, Holdings and the Subsidiary Guarantors is Solvent.

                                   ARTICLE VII

                                    COVENANTS

     SECTION 7.1. Affirmative Covenants. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

     SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of earnings and cash flow for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-Q), certified by the chief financial Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein a consolidated balance sheet for the Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statement of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-K), in each case certified (without any Impermissible Qualification) by Coopers & Lybrand or another "Big Six" firm of independent public accountants, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

          (c) together with the delivery of the financial information required pursuant to clauses (a) and (b), a Compliance Certificate, in substantially the form of Exhibit E, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4;

          (d) as soon as possible and in any event within three Business Days after obtaining knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in
     Section 6.7 and the action which the Borrower has taken and proposes to take with respect thereto or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and of the action which the Borrower has taken and proposes to take with respect thereto;

          (f) promptly after the sending or filing thereof, copies of all reports and registration statements which Holdings, the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

          (g) as soon as practicable after the chief financial officer or the chief executive officer of the Borrower or a member of the Borrower's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) the Borrower or a member of the Borrower's Controlled Group in excess of $5,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Borrower furnish a bond to the PBGC or such Pension Plan or (v) any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (h) promptly upon receipt or delivery (as the case may be) thereof, all material notices or reports required to be delivered under the Keebler Purchase Agreement or the Sunshine Purchase Agreement, including copies of the Net

     Current Assets Schedule (under the Keebler Purchase Agreement), as defined in clause (b) of Section 1.3 of the Keebler Purchase Agreement and any reports or notices otherwise delivered pursuant to such Sections;

          (i) promptly when available and in any event within 45 days following the last day of each Fiscal Year of the Borrower, financial projections for the current Fiscal Year, prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of the Borrower;

          (j) promptly following the delivery or receipt, as the case may be, of any material written notice or communication pursuant to or in connection with any Subordinated Note Indenture or any of the Subordinated Notes, a copy of such notice or communication;

          (k) within 27 days after the end of each Reporting Period, a Borrowing Base Certificate for such Reporting Period that is calculated as of the last day of such Reporting Period; and

          (l) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender or the Issuer through the Administrative Agent may from time to time reasonably request.

     SECTION 7.1.2. Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

          (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.3. Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 7.1.4. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to the Issuer and each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION 7.1.5. Books and Records. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Administrative Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Issuer and each Lender or its representatives whether or not any representative of the Borrower is present) and to examine, and photocopy extracts from, any of its books or other corporate records.

     SECTION 7.1.6. Environmental Covenant. The Borrower will and will cause each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect;

          (b) promptly notify the Administrative Agent and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

          (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.

     SECTION 7.1.7. Future Subsidiaries. Upon any Person becoming, after the Amendment Effective Date, a Subsidiary of the Borrower, or upon the Borrower or any Subsidiary acquiring additional Capital Stock of any existing Subsidiary (other than the Designated Subsidiaries that are not-for-profit corporations and Receivables Co.), the Borrower shall notify the Administrative Agent of such acquisition, and

          (a) the Borrower shall promptly cause such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement (and, if such Subsidiary owns any real property having a value as determined in good faith by the Administrative Agent in excess of $2,000,000, a Mortgage (other than, in the case of Sunshine, the Exempted Properties), together with acknowledgement copies of Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be; and

          (b) the Borrower shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require; provided, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the Subsidiary Guaranty or a supplement to the Security Agreement, nor will the Borrower or any Subsidiary of the Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote, if the Borrower has delivered evidence satisfactory to the Administrative Agent that such actions would result in material adverse tax consequences to the Borrower and its Subsidiaries (after giving effect to the utilization of any available tax credits).

     SECTION 7.1.8. Future Leased Property and Future Acquisitions of Real Property. (a) Prior to entering into any new lease of real property or renewing any existing lease of real property, the Borrower shall, and shall cause each of its Subsidiaries to, use its (and their) best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $5,000,000.

     (b) In the event that the Borrower or any of its Subsidiaries shall acquire any real property having a value as determined in good faith by the Administrative Agent in excess of $2,000,000 (other than in the case of Sunshine, the Exempted Properties), the Borrower or the applicable Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with

          (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority

     Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby;

          (ii) mortgagee's title insurance policies in favor of the Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (iii) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

     SECTION 7.1.9. Use of Proceeds, etc. The Borrower shall apply the proceeds of the Credit Extensions made on and following the Amendment Effective Date

          (i) to pay in part the cash portion of its purchase price obligations in connection with the Sunshine Acquisition,

          (ii) for working capital and general corporate purposes of the Borrower and its Subsidiaries,

          (iii) to pay the transaction fees, costs and expenses associated with the Sunshine Acquisition and this Agreement and related Loan Documents,

          (iv) to repay the Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, and

          (v) in the case of Letters of Credit, for issuing documentary and standby (including direct pay) Letters of Credit for working capital and general corporate purposes.

     SECTION 7.1.10. Exchange of Bridge Notes. The Borrower covenants and agrees that

          (a) if the Bridge Notes have not theretofore been refinanced with Refinancing Notes on or prior to the Initial Maturity Date (as defined in the Bridge Note Agreement), it will deliver to the Purchasers (as defined in the Bridge Note Agreement), with a copy to the Administrative Agent, the notice required pursuant to (and within the period of time required by)
     Section 2.8 of the Bridge Note Agreement in order to extend the maturity of the Bridge Notes to the Extended Maturity Date (as defined in the Bridge Note Agreement); and

          (b) it shall, on the Exchange Date (if the Bridge Notes remain outstanding on such date), exchange, refinance and replace the aggregate outstanding principal amount of the Bridge Notes into and with the Exchange Notes in a principal amount not in excess of 103% of the amount of the Bridge Notes then outstanding for which they are exchanged which Exchange Notes shall be governed by the terms of the Exchange Note Indenture.

     SECTION 7.1.11. Hedging Obligations. The Borrower shall maintain in a notional amount equal to at least 50% of the outstanding principal amount of the Term Loans incurred pursuant to the Existing Credit Agreement an interest rate swap, cap, collar or similar arrangement on the terms contained in the Rate Protection Agreement that it entered into pursuant to Section 7.1.11 of the Existing Credit Agreement (or such other terms as shall be reasonably satisfactory to the Administrative Agent) through January 26, 1999.

     SECTION 7.1.12. Interest on Exchange Notes. The Borrower covenants and agrees that it will pay the portion of interest on the Exchange Notes in excess of 15.5% per annum through the issuance of additional Exchange Notes, and will not pay any interest on the Exchange Notes in excess of 15.5% per annum in cash; provided, however, that the Borrower may pay such interest in cash with the proceeds of Refinancing Notes or in connection with any required repayment of Exchange Notes permitted hereunder.

     SECTION 7.1.13. Borrower Pledge Agreement. The Borrower covenants and agrees that, in its capacity as a Pledged Share Issuer under (and as defined in) the Holdings Pledge Agreement, the Borrower agrees that it will cooperate in all reasonable respects necessary to enable the Administrative Agent to exercise its rights and remedies under the terms of the Holdings Pledge Agreement and agrees to comply with the last sentence of Section 4.2 of the Holdings Pledge Agreement.

     SECTION 7.2. Negative Covenants. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.

     SECTION 7.2.1. Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except business activities of the type in which the Borrower and its Subsidiaries are engaged on the date hereof (after giving effect to the Sunshine Acquisition) and such activities as may be incidental, similar or related thereto.

     SECTION 7.2.2. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of the Credit Extensions and other Obligations;

          (b) until the date of the initial Credit Extension hereunder, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

          (c) Indebtedness existing as of the Amendment Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule, and any refinancing or replacement thereof, but only in amounts not in excess of the outstanding amounts on the date of such refinancing (which shall not exceed the committed amount on the Amendment Effective
     Date);

          (d) to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, Indebtedness incurred by the Borrower or any of its Subsidiaries (i) to any Person providing financing for the acquisition of any assets permitted to be acquired pursuant to Section
     7.2.7 to finance its acquisition of such assets, (ii) in respect of Capitalized Lease Liabilities (but only to the extent otherwise permitted by Section 7.2.7) and (iii) from time to time for general corporate purposes; provided, that the maximum aggregate amount of all Indebtedness permitted under this clause (d) shall not at any time exceed $40,000,000;

          (e) Hedging Obligations of the Borrower or any of its Subsidiaries;

          (f) intercompany Indebtedness of any Subsidiary of the Borrower owing to the Borrower or any other Subsidiary of the Borrower, which Indebtedness

               (i) shall (except in the case of Indebtedness of Receivables Co.) be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent which have been duly executed and delivered to (and endorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement;

               (ii) shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Administrative Agent otherwise consents; and

               (iii) shall, in the case of Receivables Co. be incurred only in connection with the Permitted Receivables Transaction on terms satisfactory to the Administrative Agent;

          (g) unsecured intercompany Indebtedness of the Borrower owing to a Subsidiary of the Borrower that has previously executed and delivered to the Administrative Agent the Intercompany Subordination Agreement, which shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent that have been duly executed and delivered to (and endorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement;

          (h) unsecured Subordinated Debt of the Borrower owing to the Subordinated Noteholders

               (i) in an aggregate outstanding principal amount not to exceed $125,000,000 evidenced by the Bridge Notes and governed by the terms of the Bridge Note Indenture;

               (ii) in an aggregate outstanding principal amount not to exceed $128,750,000 evidenced by the Exchange Notes and governed by the terms of the Exchange Note Indenture, but only to the extent such Subordinated Debt has been incurred to refinance the outstanding principal amount of the Bridge Notes in accordance with the terms of the Bridge Note Agreement;

               (iii) in an aggregate outstanding principal amount not to exceed the sum of (A) the amount necessary to yield net proceeds (after payment of all amounts of the type described in clause (b) of the definition of "Net Debt Proceeds") equal to the outstanding principal amount of Bridge Notes (or, if applicable, Exchange Notes), and all interest and fees accrued thereon, less the amount of Excluded Proceeds that are applied to repay the Bridge Notes (or, if applicable, the Exchange Notes) but only to the extent such Subordinated Debt has been incurred to refinance and repay in whole or in part a corresponding principal amount of the Bridge Notes (or, if applicable, the Exchange Notes), plus (B) $25,000,000 (provided, that any amount of Subordinated Debt incurred pursuant to this clause (h)(iii)(B) is applied to prepay the Loans in accordance with clause (e) of Section 3.1.1), in all cases evidenced by the Refinancing Notes and governed by the terms of the Refinancing
          Note Indenture; and

               (iv) in an aggregate outstanding principal amount not to exceed the amount necessary to yield net proceeds (after payment of all amounts of the type described in clause (b) of the definition of "Net Debt Proceeds") equal to the outstanding principal amount of any Refinancing Notes, and all interest and fees accrued thereon, but only to the extent such Subordinated Debt has been incurred to refinance and repay in whole or in part a corresponding principal amount of the Refinancing Notes and is evidenced by Refinancing Notes and governed by the terms of the Refinancing Note Indenture;

          (i) Indebtedness of Receivables Co. incurred in connection with the Permitted Receivables Transaction in an aggregate amount at any time not to exceed $145,000,000, provided, that the provisions of clause (g) of Section
     3.1.1 are complied with; and

          (j) Indebtedness of Subsidiaries of the Borrower (other than the Designated Subsidiaries and Receivables Co.) pursuant to the Subordinated Guaranty;

provided, however, that no Indebtedness otherwise permitted by clause (d) or (f) (as such clause relates to Loans made by the Borrower to its Subsidiaries may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) until the date of the initial Credit Extension hereunder, Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2;

          (c) Liens granted prior to the Amendment Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;

          (d) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (d) of Section 7.2.2; provided, that the obligations secured thereby do not exceed in the aggregate $25,000,000 at any time outstanding;

          (e) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to Section 107(l) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens of carriers, warehousemen, mechanics, repairmen, materialmen and landlords or other like liens incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (i) Liens with respect to recorded minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any such Subsidiary in the ordinary course of their business of the property subject thereto;

          (j) leases or subleases granted by the Borrower or any of its Subsidiaries to any other Person in the ordinary course of business;

          (k) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof; and

          (l) Liens on Accounts of Receivables Co. created in connection with the Permitted Receivables Transaction.

     SECTION 7.2.4. Financial Condition.

          (a) Net Worth. The Borrower will not permit Net Worth at any time during any period set forth below to be less than the amount set forth opposite such period:

                                                       Minimum
                Period                                 Net Worth
                ------                                 ---------

     07/13/96 through 07/11/97                       $159,000,000
     07/12/97 through 07/17/98                       $164,000,000
     07/18/98 through 07/16/99                       $202,000,000
     07/17/99 through 07/14/00                       $247,000,000
     07/15/00 through 07/13/01                       $287,000,000
     07/14/01 through 07/12/02                       $332,000,000
     07/13/02 through 07/11/03                       $377,000,000
     07/12/03 through 07/16/04                       $417,000,000
     07/17/04 and thereafter                         $457,000,000.

          (b) Debt to EBITDA Ratio. The Borrower will not permit the Debt to EBITDA Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                         Debt to
               Period                                 EBITDA Ratio
               ------                                 ------------

     04/21/96 through 12/28/96                          5.75:1
     12/29/96 through 04/19/97                          5.40:1
     04/20/97 through 07/12/97                          5.05:1
     07/13/97 through 10/04/97                          4.90:1

     10/05/97 through 01/03/98                          4.65:1
     01/04/98 through 04/25/98                          4.15:1
     04/26/98 through 04/24/99                          3.50:1
     04/25/99 through 04/22/00                          2.75:1
     04/23/00 through 04/21/01                          2.25:1
     04/22/01 and thereafter                            1.75:1.

          (c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                        Interest
               Period                                Coverage Ratio
               ------                                --------------

     04/21/96 through 12/28/96                          1.60:1
     12/29/96 through 04/19/97                          1.70:1
     04/20/97 through 07/12/97                          1.80:1
     07/13/97 through 10/04/97                          1.90:1
     10/05/97 through 01/03/98                          2.10:1
     01/04/98 through 04/25/98                          2.30:1
     04/26/98 through 04/24/99                          2.50:1
     04/25/99 through 04/22/00                          3.00:1
     04/23/00 through 04/21/01                          3.50:1
     04/22/01 through 04/20/02                          3.75:1
     04/21/02 and thereafter                            4.00:1.


          (d) Cash Flow Coverage Ratio. The Borrower will not permit the Cash Flow Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                       Cash Flow
               Period                                Coverage Ratio
               ------                                --------------

     04/21/96 through 12/28/96                          1.00:1
     12/29/96 through 04/19/97                          1.10:1
     04/20/97 through 07/12/97                          1.15:1
     07/13/97 through 04/22/00                          1.20:1
     04/23/00 and thereafter                            1.50:1

     SECTION 7.2.5. Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Amendment Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

          (b) Cash Equivalent Investments;

          (c) without duplication, Investments (i) permitted as Indebtedness pursuant to Section 7.2.2 and (ii) to the extent that Receivables Co. is not a Subsidiary of the Borrower, Investments in Receivables Co. in connection with the Permitted Receivables Transaction made by the Borrower and/or its Subsidiaries on terms satisfactory to the Administrative Agent;

          (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

          (e) Investments by the Borrower in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital; provided, that such Investments in Receivables Co. shall only be made in connection with the Permitted Receivables Transaction on terms satisfactory to the Administrative Agent;

          (f) Investments made by the Borrower or any of its Subsidiaries, solely with proceeds which either (i) have been contributed, directly or indirectly, to the Borrower or such Subsidiary as cash equity from holders of the Borrower's common stock for the purpose of making an Investment identified in a notice to the Administrative Agent on or prior to the date that such capital contribution is made or (ii) are Net Disposition Proceeds which are being reinvested by the Borrower or such Subsidiary of the Borrower in Qualified Assets in accordance with the terms of clause (c) of
     Section 3.1.1 and (in the case of this clause (f)(ii) only), which Investments shall result in the Borrower or such Subsidiary acquiring a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest already maintained by it;

          (g) to the extent not restricted by the terms of any Subordinated Debt, a one time Investment by way of a loan or advance by the Borrower to ARTAL and/or Flowers and/or any of their respective Affiliates in a principal amount which, when aggregated with the amount of the dividend or distribution (if any) made pursuant to clause (e) of

     Section 7.2.6 on or prior to the date the Investment permitted pursuant to this clause is made, shall not exceed $25,000,000; provided, that such Investment may only be made if (i) after giving effect to the making of such Investment, the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a pro forma basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such Investment for which the relevant financial information has been delivered pursuant to clause (a) or clause
     (b) of Section 7.1.1, and (ii) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of clause (g)(i) above and certifying that no Default shall have occurred and be continuing on the date such Investment is made, nor would a Default result from the making of such Investment;

          (h) Investments to the extent the consideration received pursuant to clause (b)(i) of Section 7.2.9 is not all cash;

          (i) other Investments made by the Borrower or any of its Subsidiaries (other than Receivables Co.) in an aggregate amount, when aggregated with the amounts of Capital Expenditures made or committed to be made pursuant to clause (b)(v) of Section 7.2.7, not to exceed $30,000,000 (net, for so long as such amount is restricted pursuant to the terms of any Subordinated
     Note Indenture, of Investments made in Qualified Assets with Net Disposition Proceeds pursuant to clause (f)(ii) above), which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to Section 7.2.1) a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest maintained by it in such Person; and

          (j) Investments in the form of loans or advances made to Holdings or to management or employees of Holdings, the Borrower or any of their respective Subsidiaries in an aggregate outstanding amount not to exceed $2,500,000 at any time;

provided, however, that

          (k) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

          (l) the Investments permitted above shall only be permitted to be made to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture; and

          (m) no Investment otherwise permitted by clause (e), (f), (g), (i) or
     (j) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 7.2.6. Restricted Payments, etc. On and at all times after January 26, 1996:

          (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (collectively, "Restricted Payments");

          (b) the Borrower will not, and will not permit any of its Subsidiaries to

               (i) make any payment or prepayment of principal of, or interest on, any Subordinated Notes (A) on any day other than, in the case of interest only, the stated, scheduled date for such payment of interest set forth in the applicable Subordinated Notes or in the applicable Subordinated Note Indenture, or (B) which would violate the terms of this Agreement or the subordination provisions of such Subordinated
          Note Indenture; or

               (ii) redeem, purchase or defease, any Subordinated Notes; and

          (c) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes;

provided, however, that,

          (d) notwithstanding the provisions of clause (a) above, the Borrower shall be permitted to make Restricted Payments to Holdings (in the case of clause (d)(iv) below, commencing on February 1, 2002, and then only to the extent not prohibited in whole or in part by the terms of any Subordinated
     Debt), to the extent necessary to enable Holdings (i) to pay its overhead expenses in an amount not to exceed $50,000 in any Fiscal Year, (ii) to pay its taxes, (iii) so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment, (B) after giving effect to the making of such Restricted Payment the Borrower shall be in pro forma compliance with the covenants set forth in Section
     7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to clause (a) or clause
     (b) of Section 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the compliance with the covenants set forth in Section 7.2.4) certifying as to the accuracy of clause (d)(iii)(A) and (d)(iii)(B) above, to purchase, redeem, acquire or otherwise retire for value shares of Capital Stock of Holdings held by officers or employees of Holdings or any of its Subsidiaries, or options on any such shares or related stock appreciation rights or similar securities owned by officers or employees (or their estates of beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Stock, options, related rights or similar securities were issued (collectively referred to as a "Redemption"), in an aggregate amount, in the case of this clause (d)(iii), not to exceed $1,000,000 in any Fiscal Year; provided, that the Borrower can carry forward to each succeeding Fiscal Year the aggregate amount of Restricted Payments permitted (but not made) pursuant to this clause (d)(iii) in prior Fiscal Years, with up to a maximum amount of $4,000,000 of Restricted Payments over the term of this Agreement permitted to be made pursuant to this clause (d)(iii) (net of any amounts contributed in cash to the capital of the Borrower by a replacement officer or employee following a Redemption as the result of the death, disability, retirement or termination of employment of another officer or employee of Holdings or any of its Subsidiaries after January 26, 1996); and (iv) to pay, on a quarterly basis, accrued interest then due and payable in cash pursuant to the terms of the Seller Note, but only if (A) no Default shall have occurred and be continuing on the date such dividend is declared or to be made, nor would a Default result from the making of such dividend, (B) after giving effect to the making of such dividend, the Debt to EBITDA Ratio shall be less than 2.0:1.0 on a pro forma basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such dividend for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of clause (d)(iv)(A) and
     (d)(iv)(B) above;

          (e) notwithstanding the provisions of clause (a) above, the Borrower shall, to the extent not prohibited in whole or in part by the terms of any Subordinated Debt, be permitted to declare and pay a one time cash dividend in an amount which, when aggregated with the amount of the Investment (if any) made pursuant to clause (g) of Section 7.2.5 on or prior to the date the dividend or distribution permitted pursuant to this clause is made, shall not exceed $25,000,000 if (i) no Default shall have occurred and be continuing on the date such dividend is declared or to be made, nor would a Default result from the making of such dividend, (ii) after giving effect to the making of such dividend, the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a pro forma basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such dividend for which the relevant financial information has been delivered pursuant to clause
     (a) or clause (b) of Section 7.1.1, and (iii) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of clause (e)(i) and (e)(ii) above; and

          (f) notwithstanding the provisions of clause (b) above, the Borrower shall be permitted to

               (i) refinance and convert the Bridge Notes with and into the Exchange Notes, as permitted pursuant to clause (h)(i) of Section 7.2.2; and

               (ii) refinance and repay Dollar for Dollar the Bridge Notes and accrued interest and fees thereon or, if issued, the Exchange Notes and accrued interest and fees thereon with all the net proceeds of a private placement or public offering of the Refinancing Notes (and, if applicable, the amount of any Excluded Proceeds), as permitted pursuant to clause (h)(iii) of Section 7.2.2; and

               (iii) refinance and repay Dollar for Dollar the Refinancing Notes and accrued interest and fees thereon with the net proceeds of other unsecured Subordinated Debt with all terms and conditions reasonably satisfactory to the Required Lenders, as permitted pursuant to clause
          (h)(iv) of Section 7.2.2, upon which issuance such other Subordinated Debt shall be deemed for all purposes of this Agreement and the Loan Documents to be "Refinancing Notes" issued pursuant to the "Refinancing Note Indenture".

     SECTION 7.2.7. Capital Expenditures, etc. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except, to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

                                                  Maximum Capital
       Fiscal Year                                 Expenditures
       -----------                                 ------------

          1996                                    $32,000,000
          1997                                    $40,000,000
          1998                                    $40,000,000
          1999 through 2001                       $45,000,000
          2002 and thereafter                     $50,000,000;

provided, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year ("Year 1") pursuant to this clause exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) and, to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, made in the next succeeding Fiscal Year ("Year 2") (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of Year 1), and any such amount carried forward to Year 2 shall be deemed to be used only after the Borrower and its Subsidiaries have fully used the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward; provided, however, that so long as the Borrower or any of its Subsidiaries has committed to make Capital Expenditures in Year 2 with the amount carried forward to such year pursuant to this clause, such committed amount can actually be expended in the Fiscal Year immediately succeeding Year 2.

          (b) The parties acknowledge and agree that the permitted Capital Expenditure levels set forth in clause (a) above shall be exclusive of:

               (i) the aggregate Dollar amount of the purchase price of trucks leased by the Borrower or any of its Subsidiaries on January 26, 1996 which are determined in the good faith judgment of the Borrower to be unnecessary to its ongoing operations and which are then purchased from the lessor and promptly thereafter sold to third parties;

               (ii) Net Disposition Proceeds which have been reinvested by the Borrower or a Subsidiary of the Borrower in Qualified Assets in accordance with the terms of clause (c) of Section 3.1.1 and Casualty Proceeds to the extent applied to rebuild or replace property in accordance with the terms of clause (f) of Section 3.1.1;

               (iii) the amount of Capital Expenditures actually made with cash capital contributions (other than capital contributions made by the Borrower in any of its Subsidiaries or by any Subsidiary of the Borrower in another Subsidiary of the Borrower, except to the extent the source thereof is a capital contribution from Holdings) after January 26, 1996 to the Borrower or any of its Subsidiaries and specifically identified in a certificate delivered by an Authorized Officer of the Borrower to the Administrative Agent on or about the time such capital contribution is made;

               (iv) the amount of Capital Expenditures resulting from the Restructuring Charges as certified to the Administrative Agent by the Borrower in the first Compliance Certificate delivered by the Borrower following such Capital Expenditure; and

               (v) Capital Expenditures in an amount which, when aggregated with the amount of Investments made pursuant to clause (i) of Section 7.2.5, shall not exceed $30,000,000 over the term of this Agreement.

     SECTION 7.2.8. Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

          (a) any such Subsidiary (other than Receivables Co.) may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Subsidiary (other than Receivables Co.), and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary (other than a Designated Subsidiary and Receivables Co.); provided, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of the Borrower (other than a Designated Subsidiary and Receivables Co.) if, after giving effect to such combination or merger, the Borrower continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Borrower or pledged to the Administrative Agent; and

          (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to the provisos contained in clause (c) of Section 3.1.1, Section 7.2.7 or clauses (f) or (i) of Section 7.2.5.

      SECTION 7.2.9. Asset Dispositions, etc. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless

          (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's or such Subsidiary's assets) or is of obsolete or worn out property, (ii) permitted by Section 7.2.8, (iii) the sale or other disposition of trucks as described in the definition of "Truck Sale Proceeds", (iv) the sale/leaseback associated with the DaVinci Project pursuant to Section 7.2.14, (v) one constituting all or a portion of the assets comprising the Borrower's bakery located in Atlanta, Georgia, (vi) between Subsidiary Guarantors or from a Subsidiary to the Borrower, (vii) the sale or conveyance of Sunshine's real and personal property located in Santa Fe Springs, California (collectively referred to as the "Santa Fe Property") in an amount not to exceed $3,000,000 or (viii) the sale or conveyance of Sunshine's real and personal property used as a bakery and located in Oakland, California (collectively referred to as the "Oakland Property"; the Oakland Property and the Santa Fe Property collectively referred to as the "Exempted Properties") in an amount not to exceed $3,500,000;

          (b) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration consists of no less than 80% (or, in the case of the Borrower's (or its Subsidiary's) factory and related assets in Chicago, Illinois used in the production of ice cream cones, 50%) in cash, (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause
     (b) since January 26, 1996, does not exceed (individually or in the aggregate) $100,000,000 over the term of this Agreement and (iii) the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance not theretofore reinvested in Qualified Assets in accordance with clause (c) of Section 3.1.1 (with the amount permitted to be so reinvested in Qualified Assets in any event not to exceed $30,000,000 over the term of this Agreement) is applied as Net Disposition Proceeds to prepay the Loans pursuant to the terms of clause (c) of Section
     3.1.1 and Section 3.1.2; or

          (c) such sale is of Accounts pursuant to the Permitted Receivables Transaction.

     SECTION 7.2.10. Modification of Certain Agreements.

     (a) Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Certificate of Merger or the Keebler Purchase Agreement or the Sunshine Purchase Agreement or any schedules, exhibits or agreements related (in each case) thereto, in each case which would adversely affect the rights or remedies of the Lenders, or the Borrower's or any Subsidiary's ability to perform hereunder or under any Loan Document or which would increase the purchase price with respect to the Keebler Acquisition or the Sunshine Acquisition or, in the case of the Keebler Purchase Agreement and the Sunshine Purchase Agreement, which would increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise (other than adjustments to the purchase price made pursuant to the terms of such Purchase Agreements).

     (b) Except as otherwise permitted pursuant to the terms of this Agreement, without the prior written consent of the Required Lenders, the Borrower will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Subordinated Debt (including any Subordinated Note Indenture or any of the Subordinated Notes), or any guarantees delivered in connection with any Subordinated Debt (including any Subordinated Guaranty) (collectively, the "Restricted Agreements"), or make any payment in order to obtain an amendment thereof or change thereto, if the effect of such amendment, supplement, modification or change is to (i) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to such Subordinated Debt or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral), if (in the case of this clause (b)(ii)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debt, or any such Restricted Agreement (or a trustee or other representative on their behalf).

     (c) Without the prior written consent of the Administrative Agent, the Borrower will not, and will not permit any of its Subsidiaries to, (i) optionally terminate the Permitted Receivables Transaction, or (ii) consent to any amendment, supplement, or other modification to any of the terms of the documents, instruments and agreements delivered in connection with the Permitted Receivables Transaction, other than any such amendment, modification or change which (A) would extend the maturity thereof or (B) does not in any way adversely affect the interests of the Agents, the Lenders or the Issuer hereunder or under the Loan Documents or (C) is of a technical or clarifying nature).

     SECTION 7.2.11. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than any Obligor) unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that notwithstanding the foregoing, (a) the Borrower may pay to The Invus Group Ltd. and/or Flowers management and consulting fees in an amount not to exceed in the aggregate $1,500,000 per annum, provided, further, that no such payment shall be made during the occurrence and continuation of a Default, or if such payment would result in a Default and (b) Indebtedness permitted by clause (f)(iii) of Section 7.2.2, Investments permitted by clause (c)(ii), (e) or (g) of Section 7.2.5 and Restricted Payments permitted by Section 7.2.6 shall not be restricted by this
Section 7.2.11.

     SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (i) any restrictions existing under the Loan Documents or, in the case of clauses (a)(i) and (b), any other agreements in effect on January 26, 1996, (ii) in the case of clauses (a)(i) and (b), any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary pursuant to a transaction otherwise permitted hereby, (iii) in the case of clause (a)(i), restrictions (A) in respect of Indebtedness secured by Liens permitted by Section 7.2.3, but only to the extent such restrictions apply to the assets encumbered thereby, or (B) contained in documents or agreements delivered in connection with the Permitted Receivables Transaction, provided that such restrictions are only effective against the Accounts financed or acquired thereby), (iv) in the case of clause
(a), restrictions under a Subordinated Note Indenture, (v) in the case of clause
(b), restrictions on Receivables Co. contained in documentation delivered for the Permitted Receivables Transaction, or (vi) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in clause (i), (ii), (iii) or (v) above; provided, that the terms and conditions of any such agreement referred to in clause (i), (ii),
(iii) or (v) are not materially less favorable to the Lenders or materially more restrictive to any Obligor a party thereto than those under the agreement so amended, refinanced or replaced) prohibiting

          (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or (ii) ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 7.2.13. Stock of Subsidiaries. The Borrower will not permit any Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower or another wholly-owned Subsidiary (other than a Designated Subsidiary) of the Borrower.

     SECTION 7.2.14. Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries; provided, that the foregoing will not prohibit the Borrower or any of its Subsidiaries from consummating the DaVinci Project with proceeds thereof in an amount of approximately $15,000,000 or a sale/leaseback between Subsidiary Guarantors.

     SECTION 7.2.15. No Investments, etc. in Designated Subsidiaries. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate amount of Investments by the Borrower and its Subsidiaries in, or transfers of cash or property by the Borrower or its Subsidiaries to, the Designated Subsidiaries in the aggregate exceed $200,000 in any Fiscal Year.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

     SECTION 8.1.1. Non-Payment of Obligations. (a) The Borrower shall default in the payment or prepayment of (i) any Reimbursement Obligation (including pursuant to Sections 2.6 and 2.6.2) on the applicable Disbursement Due Date or any deposit of cash for collateral purposes on the date required pursuant to
Section 2.6.4 or (ii) any principal of any Loan when due, or (b) any Obligor (including the Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee or of any other monetary Obligation.

     SECTION 8.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

     SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.9, Section 7.1.10, Section 7.1.12, Section 7.2, or Sections 4.1.4 through (and including) 4.1.12 of the Holdings Guaranty.

     SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent at the direction of the Required Lenders.

     SECTION 8.1.5. Default on Other Indebtedness. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (which, for purposes of this Section, shall also include all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of Holdings and its Subsidiaries as of the date at which Indebtedness is to be determined), other than Indebtedness described in
Section 8.1.1, of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $1,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $1,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and remain unpaid and either

          (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

          (b) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

          (a) the termination of any Pension Plan if, as a result of such termination, the Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $5,000,000.

     SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

     SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries or any other Obligor (other than one or more Immaterial Subsidiaries) shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries) or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries) or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries), and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action (corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto;

the Borrower or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document, except to the extent any event referred to above (a) relates to assets of the Borrower or any of its Subsidiaries which are immaterial, (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any Pledge Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (c) is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

     SECTION 8.1.11. Subordinated Notes. The subordination provisions relating to the Seller Note or to any Subordinated Note Indenture (the "Subordination Provisions") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other monetary Obligations shall fail to constitute Senior Indebtedness (as defined in the Bridge Note Agreement), "Senior Debt" (as defined in the Exchange Note Indenture), or the same (or any other similar term) used to define the monetary Obligations (as set forth in the Refinancing Note Indenture or any other agreement or indenture governing Subordinated Debt); or Holdings or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Administrative Agent, the Issuer and the Lenders.

     SECTION 8.1.12. Redemption. Any holder of the Seller Note or any Subordinated Noteholder of any Subordinated Debt evidenced by the Bridge Notes, and if and when issued, the Exchange Notes, the Refinancing Notes or any other Subordinated Debt shall file an action seeking the rescission thereof or damages or injunctive relief relating thereto; or any event shall occur which, under the terms of the Seller Note, the Bridge Note Agreement, the Exchange Note Indenture, the Refinancing Note Indenture or any other agreement or indenture relating to Subordinated Debt, as the case may be, shall require Holdings, the Borrower or any of its Subsidiaries to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of the Seller Note or any such Subordinated Debt (other than with Excluded Proceeds in accordance with the terms hereof or as permitted pursuant to clause (h) of Section 7.2.2); or Holdings, the Borrower or any of its Subsidiaries shall for any other reason purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire, or make any other payments in respect of the principal amount of any such Subordinated Debt (in each case other than with Excluded Proceeds in accordance with the terms hereof as permitted by clause (h) of Section 7.2.2) or the Seller Note.

     SECTION 8.1.13. Termination of Receivables Facility. Any event or circumstance shall occur which permits or requires the Persons purchasing, or financing the purchase of, eligible Accounts under the Permitted Receivables Transaction to stop so purchasing or financing such Accounts, other than by reason of the occurrence of the stated expiry date of the Permitted Receivables Transaction; provided, that any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Accounts have been given or have expired, as the case may be.

     SECTION 8.2. Action if Bankruptcy, etc. If any Event of Default described in Section 8.1.3 (as it relates to Section 7.1.10) or in clauses (a) through (d) of Section 8.1.9 shall occur with respect to the Borrower, any Subsidiary or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1.3 (as it relates to Section 7.1.10) or clauses (a) through (d) of Section 8.1.9 with respect to the Borrower or any Subsidiary or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the Stated Amount of all issued Letters of Credit and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to the Stated Amount of all issued Letters of Credit and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE IX

                                   THE AGENTS

     SECTION 9.1. Actions. Each Lender hereby appoints The First National Bank of Chicago, Pearl Street L.P., Bank of Montreal, BHF-Bank, Aktiengesellschaft and NationsBank, N.A. (South), each as a Co-Agent and Scotiabank as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3. Exculpation. Neither the Administrative Agent or any Co-Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor. Any Co-Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

          (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

          (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

     SECTION 9.5. Credit Extensions by each Agent. Each Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent were not an Agent hereunder.

     SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

     SECTION 9.8. The Co-Agents. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, none of the Co-Agents, in such capacity, shall have any rights, duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of such Co-Agent in such capacity.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b) modify this Section 10.1, or clause (a) of Section 10.10, change the definition of "Required Lenders", change the definition of "Net Asset Value" (if the effect of such change would be to require a Lender to make or participate in a Credit Extension in an amount that is greater than such Lender would have had to make or participate in immediately prior to such amendment, modification or waiver), increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, amend or modify the relative application among the relevant Tranches of mandatory prepayments of the Term Loans pursuant to Section 3.1.2(b) (it being understood that the foregoing does not apply to any amendment, modification or waiver described in clause (d) below), release Holdings from its obligations under the Holdings Guaranty or any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty or all or substantially all of collateral security (except in each case as otherwise specifically provided in this Agreement (including the sale or transfer of Accounts in accordance with the Permitted Receivables Transaction), the Subsidiary Guaranty, a Security Agreement or a Pledge Agreement) or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

          (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) or any Reimbursement Obligation (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor) shall be made without the consent of the holder of the Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those, Lenders participating in, such Reimbursement Obligation;

          (d) extend the due date for, or reduce the amount of, any mandatory prepayment of principal of any Loan or any mandatory reduction in the Revolving Loan Commitment Amount shall be made unless consented to by, so long as any such Loans are outstanding (or, in the case of Revolving Loan Lenders, the Revolving Loan Commitment is in effect), Lenders holding at least 51% of the outstanding principal amount of the Tranche of Loans (or Revolving Loan Commitments, in the case of Revolving Loan Lenders) adversely affected by such amendment, modification or waiver;

          (e) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as Administrative Agent), the Issuer (in its capacity as Issuer), or the Swing Line Lender (in its capacity as Swing Line Lender) shall be effective unless consented to by the Administrative Agent, the Issuer or the Swing Line Lender, as the case may be; or

          (f) (i) change the definition of "Borrowing Base Amount", "Eligible Account" or "Eligible Inventory" (in each case if the effect of such change would be to require a Lender to make or participate in a Credit Extension in an amount that is greater than such Lender would have had to make or participate in immediately prior to such amendment, modification or waiver) or (ii) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit without the consent of Lenders holding at least 51% of the aggregate outstanding principal amount of the Revolving Loans or, if no Revolving Loans are outstanding, at least 51% of the Revolving Loan Commitments.

No failure or delay on the part of the Administrative Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party, in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth below its signatures in this Agreement, and if to any other party, as set forth on Schedule III hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

     SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

          (a) the syndication by the Administrative Agent of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

          (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder, or the issuance of the Notes and Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Issuer and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the "Indemnified Parties"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, fees, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension hereunder and under (or as defined in) the Existing Credit Agreement;

          (b) the entering into and performance of the Existing Credit Agreement, this Agreement and any other Loan Document hereunder and also as such term is defined in the Existing Credit Agreement by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to make any Credit Extension);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Issuer or such Lender is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, the Administrative Agent, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Sections
4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document. In addition, the Borrower acknowledges and agrees that all provisions of the Existing Credit Agreement and Loan Documents (as defined in the Existing Credit Agreement) that by their terms survive termination of the Existing Credit Agreement shall continue to survive and that its obligations in respect thereof shall be included as "Obligations".

     SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Issuer and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower, the Issuer and each Lender.

     SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

     SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons, on a non pro rata basis, in accordance with this Section 10.11.

     SECTION 10.11.1. Assignments. Any Lender,

          (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for such consent), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b) with notice to the Borrower and the Administrative Agent, but without the consent of either the Borrower or the

     Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans, participations in Letters of Credit and Swing Line Loans and Term-A Loans, of a constant, and not a varying, percentage) in a minimum aggregate amount of (i) $1,000,000 (if such assignment and delegation is to a then existing Lender) and (ii) $5,000,000 (if such assignment and delegation is to a Person not then a Lender) or the then remaining amount of a Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender;

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

          (e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank, as provided below. Any attempted assignment and delegation not made in accordance with this Section
10.11.1 shall be null and void. Notwithstanding any other term of this Section 10.11.1, the agreement of the Swing Line Lender to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the Swing Line Lender may terminate its Swing Line Loan Commitment, to the extent such Swing Line Commitment would exceed its Revolving Loan Commitment after giving effect to such assignment, in connection with the making of any assignment. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each of the Issuer and (if different) the Swing Line Lender shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     SECTION 10.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

          (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or all or substantially all of the Subsidiary Guarantors under the Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

          (e) the Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to clause (e) above, that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

     SECTION 10.11.3. Assignment of Registered Notes. A Registered Note and the Obligation(s) evidenced thereby may be assigned or otherwise transferred in whole or in part pursuant to the terms of Section 10.11.1 and only by registration of such assignment or transfer of such Registered Note and the Obligation(s) evidenced thereby on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Registered Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Registered Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and the old Registered Note shall be returned by the Administrative Agent to the Borrower marked "cancelled." Prior to the due presentment for registration of assignment or transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and the Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

     SECTION 10.12. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR

ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.14. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE ISSUER, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.15. Confidentiality. The Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

          (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (b) prior to any such disclosure pursuant to this Section 10.15, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

               (i) to be bound by this Section 10.15; and

               (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.15; and

          (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

     SECTION 10.16. Disclosure Schedule Amendment. By their signature below each of the parties hereto agree that the Disclosure Schedule is amended in its entirety to read as set forth on Schedule I hereto.

     SECTION 10.17. Consent to Holdings Guaranty Amendment. Each of the parties hereto agrees to terms of the first amendment to the Holdings Guaranty that is to be delivered pursuant to Section 5.1.24.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    KEEBLER HOLDING CORP.

                                    By:________________________________
                                       Title:

                                    Address:  677 Larch Avenue
                                              Elmhurst, Illinois  60126

                                    Facsimile No.:  (708) 833-3372

                                    Attention:  E. Nichol McCully


                                    THE BANK OF NOVA SCOTIA,
                                      as the Administrative Agent

                                    By:________________________________
                                       Title:

                                    Address:  One Liberty Plaza
                                              New York, New York  10006

                                    Facsimile No.:  (212) 225-5090

                                    Attention:  Donald McWeeney

                                    CO-AGENTS

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:________________________________
                                       Name:
                                       Title:


                                    PEARL STREET L.P.

                                    By:________________________________
                                       Name:
                                       Title:


                                    BANK OF MONTREAL

                                    By:________________________________
                                       Name:
                                       Title:


                                    BHF-BANK, AKTIENGESELLSCHAFT

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


                                    NATIONSBANK, N.A. (SOUTH)

                                    By:________________________________
                                       Name:  Kathryn W. Robinson
                                       Title: Senior Vice President

                                    LENDERS

                                    THE BANK OF NOVA SCOTIA

                                    By:________________________________
                                       Name:
                                       Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:________________________________
                                       Name:
                                       Title:


                                    PEARL STREET L.P.

                                    By:________________________________
                                       Name:
                                       Title:


                                    BANK OF MONTREAL

                                    By:________________________________
                                       Name:
                                       Title:


                                    BHF-BANK, AKTIENGESELLSCHAFT

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:

                                    NATIONSBANK, N.A. (SOUTH)

                                    By:________________________________
                                       Name:  Kathryn W. Robinson
                                       Title: Senior Vice President


                                    COOPERATIVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK, B.A., NEW YORK
                                      BRANCH

                                    By:________________________________
                                       Name:
                                       Title:


                                    By:________________________________
                                       Name:
                                       Title:


                                    BANQUE NATIONALE DE PARIS

                                    By:________________________________
                                       Name:
                                       Title:


                                    CIBC INC.

                                    By:________________________________
                                       Name:
                                       Title:


                                    THE FUJI BANK, LIMITED

                                    By:________________________________
                                       Name:   Peter L. Chinnici
                                       Title:  Joint General Manager

                                    COMERICA BANK

                                    By:________________________________
                                       Name:   Gregory N. Block
                                       Title:  Vice President


                                    ABN AMRO BANK N.V., NEW YORK BRANCH

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


                                    SOCIETE GENERALE

                                    By:________________________________
                                       Name:   Erick R. Rinner
                                       Title:  Assistant Vice President


                                    SUNTRUST BANK, ATLANTA

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


                                    THE LONG-TERM CREDIT BANK OF
                                      JAPAN, LTD.

                                    By:________________________________
                                       Name:   Armund H. Schoen, Jr.
                                       Title:  Vice President & Deputy
                                                 General Manager

                                    HIBERNIA NATIONAL BANK

                                    By:________________________________
                                       Name:   Colleen Lacy
                                       Title:  Vice President


                                    BANQUE FRANCAISE DU COMMERCE
                                      EXTERIEUR

                                    By:________________________________
                                       Name:   Pieter van Tulder
                                       Title:  Vice President & Manager

                                    By:________________________________
                                       Name:   Jean Y. Richard
                                       Title:  SVP - Deputy General
                                               Manager - USA


                                    GENERALE BANK, NEW YORK BRANCH

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


                                    CITIBANK, N.A.

                                    By:________________________________
                                       Name:   Hans L. Christensen
                                       Title:  Vice President


                                    BANK OF AMERICA ILLINOIS

                                    By:________________________________
                                       Name:   Eric Rosen
                                       Title:  Vice President

                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                        CORPORATION

                                    By:________________________________
                                       By:
                                       Title:


                                    WACHOVIA BANK OF GEORGIA, N.A.

                                    By:________________________________
                                       Name:   J. Timothy Toler
                                       Title:  Vice President


                                    THE NORTHERN TRUST COMPANY

                                    By:________________________________
                                       Name:   J. Mark Berry
                                       Title:  Vice President


                                    AERIES FINANCE LTD.

                                    By:________________________________
                                       By:
                                       Title:


                                    CRESCENT/MACH I PARTNERS, L.P.

                                    By:     TCW Asset Management Company,
                                              its Investment Manager

                                    By:________________________________
                                       Name:   Justin Driscoll
                                       Title:  Vice President

                                    FIRST SOURCE FINANCIAL LLP

                                    By:     First Source Financial, Inc.,
                                              its Agent

                                    By:________________________________
                                       Name:
                                       Title:


                                    JACKSON NATIONAL LIFE INSURANCE
                                      COMPANY

                                    By:     PPM America, Inc.
                                              as Attorney-in-Fact,
                                               on behalf of Jackson
                                               National Life Insurance
                                               Company

                                    By:________________________________
                                       Name:
                                       Title:


                                    KEYPORT LIFE INSURANCE COMPANY

                                    By:________________________________
                                       Name:
                                       Title:


                                    PRIME INCOME TRUST

                                    By:________________________________
                                       By:
                                       Title:

                                    RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS, B.V.

                                    By:     Its Managing Director, ABN
                                            TRUST COMPANY (NEDERLAND)
                                            B.V.

                                    By:________________________________
                                       Name:
                                       Title:

                                    By:________________________________
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO

                                    By:     Boston Management and
                                              Research, as Investment
                                              Manager

                                    By:________________________________
                                       Name:
                                       Title:


                                    TCW ASSET MANAGEMENT COMPANY
                                        as Attorney-in-Fact for
                                        Integon Life Insurance Company

                                    By:________________________________
                                       Name:   Justin Driscoll
                                       Title:  Vice President


                                    TCW ASSET MANAGEMENT COMPANY
                                        as Attorney-in-Fact for
                                        Occidental Life Insurance
                                        Company of North Carolina

                                    By:________________________________
                                       Name:   Justin Driscoll
                                       Title:  Vice President

                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST

                                    By:________________________________
                                       Name:
                                       Title:

                                                                    SCHEDULE I



                              DISCLOSURE SCHEDULE*



- --------
*     ITEM NUMBERS ARE KEYED TO REFER TO SECTIONS WHERE THE ITEM
      IS PRINCIPALLY REFERRED TO AND WILL HAVE TO BE REVISED AS
      SUCH SECTIONS ARE RENUMBERED.

                                                                   SCHEDULE II

                                PROJECT DA VINCI

     Da Vinci Project (the "Project") has involved the conversion of Keebler Company's ("Keebler") computer system from a mainframe to a pre-based platform. In order to effectuate this conversion, Keebler has purchased an extensive amount of computer hardware as well as software (together, the "Computer Equipment") from a variety of independent contractors who have been providing installation and consulting services in connection with the Project. Several contractors have proposed sale-leaseback transactions to Keebler with respect to the Computer Equipment, or specifically enumerate pieces of equipment thereof, but to date none of these proposals has been accepted by Keebler.

                                                                 SCHEDULE III to
                                                                Credit Agreement

                   PERCENTAGES AND ADMINISTRATIVE INFORMATION

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
THE BANK OF NOVA SCOTIA             8.000077219355%           8.005745310407%           17.823703599135%         20.419504131780%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    One Liberty Plaza                                                            One Liberty Plaza
    New York, NY 10006                                                           New York, NY 10006
    Facsimile No.:                                                               Facsimile No.:
      (212) 225-5090                                                                 (212) 225-5090
    Attention:                                                                   Attention:
      Donald McWeeney                                                                Donald McWeeney

- -----------------------------------------------------------------------------------------------------------------------------------
THE FIRST NATIONAL BANK OF          6.097738000000%           6.097362316742%           0.000000000000%          10.980777195686%
  CHICAGO
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    One First National Plaza                                                     One First National Plaza
    Chicago, IL  60670                                                           Chicago, IL  60670
    Facsimile No.:                                                               Facsimile No.:
      (312) 732-4840                                                                 (312) 732-4840
    Attention:                                                                   Attention:
      Yvette Thompkins                                                               Yvette Thompkins
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
PEARL STREET L.P.                   5.889296774194%           5.888933936652%           5.000000000000%           5.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    85 Broad Street                                                              85 Broad Street
    6th Floor                                                                    6th Floor
    New York, NY  10004                                                          New York, NY 10004
    Facsimile No.:                                                               Facsimile No.:
      (212) 357-4597                                                                 (212) 357-4597
    Attention:                                                                   Attention:
      Kathy King                                                                     Kathy King
- -----------------------------------------------------------------------------------------------------------------------------------
BANK OF MONTREAL                    8.529032258065%           8.528506787330%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    115 South LaSalle St., 12th Fl.                                              115 South LaSalle St., 12th Fl.
    Chicago, IL  60603                                                           Chicago, IL  60603
    Facsimile No.:                                                               Facsimile No.:
      (312) 750-6057                                                                 (312) 750-6057
    Attention:                                                                   Attention:
      Marc R. Heyden                                                                 Marc R. Heyden
      Director                                                                       Director
- -----------------------------------------------------------------------------------------------------------------------------------
BHF-BANK,                           8.529032258065%           8.528506787330%           0.000000000000%           0.000000000000%
  AKTIENGESELLSCHAFT


                                      III-2

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    590 Madison Avenue                                                           590 Madison Avenue
    New York, NY 10020                                                           New York, NY 10020
    Facsimile No.:                                                               Facsimile No.:
      (212) 756-5536                                                                 (212) 756-5536
    Attention:                                                                   Attention:
      Renate Boston                                                                  Renate Boston
      Assistant Treasurer                                                            Assistant Treasurer

- -----------------------------------------------------------------------------------------------------------------------------------
NATIONSBANK, N.A. (SOUTH)           6.823225806452%           6.822805429864%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    NC1-001-15-03                                                                NC1-001-15-03
    One Independence Center                                                      One Independence Center
    101 North Tryon Street                                                       101 North Tryon Street
    Charlotte, NC  28255-0001                                                    Charlotte, NC  28255-0001
    Facsimile No.:                                                               Facsimile No.:
      (704) 386-8694                                                                 (704) 386-8694
    Attention:                                                                   Attention:
      Judy Dudley                                                                    Judy Dudley
      Corporate Credit Services                                                      Corporate Credit Services
- -----------------------------------------------------------------------------------------------------------------------------------
COOPERATIVE CENTRALE                4.435096774194%           4.434823529412%           0.000000000000%           0.000000000000%
  RAIFFEISEN-
  BOERENLEENBANK,
  B.A., New York Branch


                                      III-3

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                                  LIBOR OFFICE:
    245 Park Avenue                                                                   245 Park Avenue
    New York, NY 10167                                                                New York, NY 10167
    Facsimile No.:                                                                    Facsimile No.:
      (212) 916-7930                                                                      (212) 916-7930
    Attention:                                                                        Attention:
      D. Rivers                                                                           D. Rivers
      Corporate Services Dept.                                                            Corporate Services Dept.
- -----------------------------------------------------------------------------------------------------------------------------------


                                      III-4

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
BANQUE NATIONALE DE PARIS           3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    209 S. LaSalle                                                               209 S. LaSalle
    Chicago, IL 60604                                                            Chicago, IL 60604
    Facsimile No.:                                                               Facsimile No.:
      (312) 977-1380                                                                 (312) 977-1380
    Attention:                                                                   Attention:
      Michelle Tolliver                                                              Michelle Tolliver
      Vice President                                                                 Vice President
- -----------------------------------------------------------------------------------------------------------------------------------
CIBC INC.                           3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    Two Paces West                                                               Two Paces West
    2727 Paces Ferry Road                                                        2727 Paces Ferry Road
    Suite 1200                                                                   Suite 1200
    Atlanta, GA 30339                                                            Atlanta, GA 30339
    Facsimile No.:                                                               Facsimile No.:
      (707) 319-4950                                                                 (707) 319-4950
    Attention:                                                                   Attention:
      Debra Quintero                                                                 Debra Quintero
      Credit Operations                                                              Credit Operations
- -----------------------------------------------------------------------------------------------------------------------------------


                                            III-5

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
THE FUJI BANK LIMITED               3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    225 W. Wacker Drive                                                          225 W. Wacker Drive
    Suite 2000                                                                   Suite 2000
    Chicago, IL 60606                                                            Chicago, IL 60606
    Facsimile No.:                                                               Facsimile No.:
      (312) 621-0539/419-3677                                                        (312) 621-0539/419-3677
    Attention:                                                                   Attention:
      Cely Navarro                                                                   Cely Navarro
- -----------------------------------------------------------------------------------------------------------------------------------
COMERICA BANK                       3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    4747 West Dempster Street                                                    P.O. Box 75000
    Skokie, IL 60076                                                             Detroit, MI 48275-3269
    Facsimile No.:                                                               Facsimile No.:
      (708) 933-2209                                                                 (313) 222-3351
    Attention:                                                                   Attention:
      Gregory N. Block                                                               Beverly Jones
- -----------------------------------------------------------------------------------------------------------------------------------
ABN AMRO BANK N.V.,                 3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
  NEW YORK BRANCH
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    500 Park Avenue                                                              500 Park Avenue
    New York, NY 10022                                                           New York, NY 10022
    Facsimile No.:                                                               Facsimile No.:
      (212) 754-6114                                                                 (212) 754-6114
    Attention:                                                                   Attention:
      Barbara Tsiakaros                                                              Barbara Tsiakaros


                                      III-6

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
SOCIETE GENERALE                    3.752774193548%           3.752542986425%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    1221 Avenue of the Americas                                                  1221 Avenue of the Americas
    New York, NY 10020                                                           New York, NY 10020
    Facsimile No.:                                                               Facsimile No.:
      (212) 278-6178                                                                 (212) 278-6178
    Attention:                                                                   Attention:
      Erick Rinner                                                                   Erick Rinner
      Ricky Tretola                                                                  Ricky Tretola
- -----------------------------------------------------------------------------------------------------------------------------------
SUNTRUST BANK, ATLANTA              3.411612903226%           3.411402714932%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC OFFICE:                                                                 LIBOR OFFICE:
    P.O. Box 4418                                                                P.O. Box 4418
    Mail Code 126                                                                Mail Code 126
    Atlanta, GA 30302-4418                                                       Atlanta, GA 30302-4418
    Facsimile No.:                                                               Facsimile No.:
      (404) 588-8833                                                                 (404) 588-8833
    Attention:                                                                   Attention:
      Tom Banks                                                                      Tom Banks
- -----------------------------------------------------------------------------------------------------------------------------------


                                      III-7

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
THE LONG-TERM CREDIT                3.411612903226%           3.411402714932%           0.000000000000%           0.000000000000%
  BANK OF JAPAN, LTD.
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    190 South LaSalle Street                                                     190 South LaSalle Street
    Suite 800                                                                    Suite 800
    Chicago, IL 60603                                                            Chicago, IL 60603
    Facsimile No.:                                                               Facsimile No.:
      (312) 704-8505                                                                 (312) 704-8505
    Attention:                                                                   Attention:
      Jon C. Otterberg                                                               Jon C. Otterberg
      Assistant Vice President                                                       Assistant Vice President
- -----------------------------------------------------------------------------------------------------------------------------------
HIBERNIA NATIONAL BANK              3.411612903226%           3.411402714932%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    313 Carondelet Street                                                        313 Carondelet Street
    New Orleans, LA 70130                                                        New Orleans, LA 70130
    Facsimile No.:                                                               Facsimile No.:
      (504) 533-5344                                                                 (504) 533-5344
    Attention:                                                                   Attention:
      Colleen Lacy                                                                   Colleen Lacy
      National Accounts                                                              National Accounts
- -----------------------------------------------------------------------------------------------------------------------------------


                                            III-8

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
BANQUE FRANCAISE DU                 3.411612903226%           3.411402714932%           0.000000000000%           0.000000000000%
  COMMERCE EXTERIEUR
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    645 Fifth Avenue                                                             645 Fifth Avenue
    New York, NY 10022                                                           New York, NY 10022
    Facsimile No.:                                                               Facsimile No.:
      (212) 872-5045                                                                 (212) 872-5045
    Attention:                                                                   Attention:
      Pieter van Tulder                                                              Pieter van Tulder
- -----------------------------------------------------------------------------------------------------------------------------------
GENERALE BANK,                      3.411612903226%           3.411402714932%           0.000000000000%           0.000000000000%
    NEW YORK BRANCH
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    520 Madison Avenue                                                           520 Madison Avenue
    New York, NY 10022                                                           New York, NY 10022
    Facsimile No.:                                                               Facsimile No.:
      (212) 750-9597                                                                 (212) 750-9597
    Attention:                                                                   Attention:
      Florence J. Mauchant                                                           Florence J. Mauchant
- -----------------------------------------------------------------------------------------------------------------------------------
CITIBANK, N.A.                      1.364645161290%           1.364561085973%           3.338898163606%           3.081664098613%
- -----------------------------------------------------------------------------------------------------------------------------------


                                      III-9

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                                  LIBOR OFFICE:
    One Court Square                                                                  One Court Square
    7th Floor                                                                         7th Floor
    Long Island City, NY 11120                                                        Long Island City, NY 11120
    Facsimile No.:                                                                    Facsimile No.:
      (718) 248-4844/45                                                                   (718) 248-4844/45
    Attention:                                                                        Attention:
      Larry Benison                                                                       Larry Benison


                                     III-10

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
BANK OF AMERICA ILLINOIS            2.558709677419%           2.558552036199%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    231 S. LaSalle Street                                                        231 LaSalle Street
    Chicago, IL 60657                                                            Chicago, IL 60657
    Facsimile No.:                                                               Facsimile No.:
      (312) 828-7448                                                                 (312) 828-5100
    Attention:                                                                   Attention:
      Pamela E. Minish                                                               Susan Martin/
                                                                                     Angelina Menarrez
- ----------------------------------------------------------------------------------------------------------------------------------
IMPERIAL BANK, A CALIFORNIA         2.164209980645%           2.164076647964%           0.000000000000%           0.000000000000%
  BANKING CORPORATION
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    9920 South La Cienega Blvd.                                                  9920 South La Cienega Blvd.
    Suite 1015                                                                   Suite 1015
    Inglewood, CA  90301                                                         Inglewood, CA  90301
    Facsimile No.:                                                               Facsimile No.:
      (310) 417-5997                                                                 (310) 417-5997
    Attention:                                                                   Attention:
      Judy Varner                                                                    Judy Varner
      Assistant Vice President                                                       Assistant Vice President
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-11

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
WACHOVIA BANK OF GEORGIA,           2.164209980645%           2.164076640724%           0.000000000000%           0.000000000000%
  N.A.
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    Southeast Corporate Division                                                 Southeast Corporate Division
    191 Peachtree Street, N.E.                                                   191 Peachtree Street, N.E.
    Atlanta, GA  30303                                                           Atlanta, GA  30303
    Facsimile No:                                                                Facsimile No:
        (404) 332-5016                                                               (404) 332-5016
    Attention:                                                                   Attention:
      J. Timothy Toler                                                               J. Timothy Toler
      Vice President                                                                 Vice President
- -----------------------------------------------------------------------------------------------------------------------------------
THE NORTHERN TRUST COMPANY          2.164209980645%           2.164076640724%           0.000000000000%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    50 South LaSalle Street                                                      50 South LaSalle Street
    Chicago, IL  60675                                                           Chicago, IL  60675
    Inglewood, CA  90301                                                         Inglewood, CA  90301
    Facsimile No.:                                                               Facsimile No.:
        (312) 444-5055                                                               (312) 444-5055
    Attention:                                                                   Attention:
       Diane Baer                                                                     Diane Baer

- -----------------------------------------------------------------------------------------------------------------------------------
AERIES FINANCE LTD.                 0.000000000000%           0.000000000000%           2.013095763501%           2.677281739621%
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-12

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LIBOR OFFICE:
                                                                                 Aries Finance Ltd.
                                                                                     c/o Centurion Management
                                                                                 Services Ltd.
                                                                                 Centurion House
                                                                                 Beresford Street
                                                                                 St. Heller, Jersey  JE4 8ZZ
                                                                                 Channel Islands, Great Britain
- -----------------------------------------------------------------------------------------------------------------------------------
CRESCENT/MACH I PARTNERS, L.P.      0.000000000000%           0.000000000000%           5.815692821369%           5.816024653313%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    TCW Asset Management Company                                                 TCW Asset Management Company
    200 Park Avenue, Suite 2200                                                  200 Park Avenue, Suite 2200
    New York, NY 10166-0228                                                      New York, NY 10166-0228
    Facsimile No.:                                                               Facsimile No.:
      (212) 297-4159                                                                 (212) 297-4159
    Attention:                                                                   Attention:
      Mark L. Gold                                                                   Mark L. Gold
      Justin Driscoll                                                                Justin Driscoll
- -----------------------------------------------------------------------------------------------------------------------------------
                  With copies to:

                  Crescent/Mach I Partners, L.P.
                  c/o State Street Bank & Trust Co.
                  Two International Place
                  Boston, MA 02110
                  Facsimile No.:
                        (617) 664-5366
                  Attention:
                        Jackie Sweeney
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-13

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
FIRST SOURCE FINANCIAL, LLP         1.705806451613%           1.705701357466%           5.564830272677%           0.000000000000%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    2850 W. Golf Road                                                            2850 W. Golf Road,
    5th Floor                                                                    5th Floor
    Rolling Meadows, IL 60008                                                    Rolling Meadows, IL 60008
    Facsimile No.:                                                               Facsimile No.:
      (847) 734-7910                                                                 (847) 734-7910
    Attention:                                                                   Attention:
      Janet Haack                                                                    Janet Haack
      Loan Administration                                                            Loan Administration
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-14

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
JACKSON NATIONAL LIFE               0.000000000000%           0.000000000000%           14.862326099054%         14.216949152542%
  INSURANCE COMPANY
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    PPM AMERICA INC.                                                             PPM AMERICA INC.
    225 West Wacker Drive                                                        225 West Wacker Drive
    Suite 1200                                                                   Suite 1200
    Chicago, IL 60606-1228                                                       Chicago, IL 60606-1228
    Facsimile No.:                                                               Facsimile No.:
      (312) 634-0054                                                                 (312) 634-0054
    Attention:                                                                   Attention:
      Michael DiRe                                                                   Michael DiRe
      Guy Petrelli                                                                   Guy Petrelli
      Private Placements                                                             Private Placements
- -----------------------------------------------------------------------------------------------------------------------------------
                        With copies to:

                        Oscell Owens, Northern Trust
                        801 S. Canal, Floor C1N
                        Chicago, IL 60607
                        Facsimile No.:
                           (312) 630-8179
                        Attention:
                           Operations Contact


                                     III-15

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
KEYPORT LIFE INSURANCE              0.000000000000%           0.000000000000%           4.551789782972%           7.052208551618%
COMPANY
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    125 High Street                                                              125 High Street
    Boston, MA  02110                                                            Boston, MA  02110
    Facsimile No.:                                                               Facsimile No.:
      (617) 526-1769                                                                 (617) 526-1769
    Attention:                                                                   Attention:
      Dan Yin                                                                        Dan Yin
      AVP-Investments                                                                AVP-Investments
- -----------------------------------------------------------------------------------------------------------------------------------
PRIME INCOME TRUST                  0.000000000000%           0.000000000000%           11.867556961603%         12.481403805855%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    2 World Trade Center                                                         2 World Trade Center
    72nd Floor                                                                   72nd Floor
    New York, NY  10048                                                          New York, NY  10048
    Facsimile No.:                                                               Facsimile No.:
      (212) 392-5345                                                                 (212) 392-5345
    Attention:                                                                   Attention:
      April Chrysostomas                                                             April Chrysostomas
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-16

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
RESTRUCTURED OBLIGATIONS            0.000000000000%           0.000000000000%            4.108359380046           0.000000000000%
  BACKED BY SENIOR ASSETS, B.V.
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    c/o State Street Bank and                                                    c/o State Street Bank
    Trust Company                                                                and Trust Company
    Corporate Trust Department                                                   Corporate Trust Department
    2 International Place                                                        2 International Place
    Boston, MA  02110                                                            Boston, MA  02110
    Facsimile No.:                                                               Facsimile No.:
      (617) 664-5366                                                                 (617) 664-5366
    Attention:                                                                   Attention:
      Michael Abril                                                                  Michael Abril

- -----------------------------------------------------------------------------------------------------------------------------------
SENIOR DEBT PORTFOLIO               0.000000000000%           0.000000000000%           12.267325341903%         11.322876963730%
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    c/o Boston Management & Research                                             c/o Boston Management & Research
    24 Federal Street                                                            24 Federal Street
    6th Floor                                                                    6th Floor
    Boston, MA  02110                                                            Boston, MA  02110
    Facsimile No.:                                                               Facsimile No.:
      (617) 695-9594                                                                 (617) 695-9594
    Attention:                                                                   Attention:
      Philip C. Robbins                                                              Philip C. Robbins
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-17

                                                                    SCHEDULE III
                                                                        (cont'd)

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
INTEGON LIFE INSURANCE              0.000000000000%           0.000000000000%           3.230940456316%           3.231124807396%
  CORPORATION
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    Conning & Company                                                            Conning & Company
    CityPlace II                                                                 CityPlace II
    185 Asylum Street                                                            185 Asylum Street
    Hartford, Connecticut  06103                                                 Hartford, Connecticut  06103
    Facsimile No.:                                                               Facsimile No.:
      (212) 758-5442                                                                 (212) 758-5442
    Attention:                                                                   Attention:
      Laurie Ereshena                                                                Laurie Ereshena
- -----------------------------------------------------------------------------------------------------------------------------------
                        With copies to:

                        TCW Asset Management Company 200 Park Avenue, Suite 2200
                        New York, NY 10166-0228 Facsimile No.:
                           (212) 297-4159
                        Attention:
                           Mark L. Gold
                           Justin Driscoll
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-18

- -----------------------------------------------------------------------------------------------------------------------------------
                                     Percentage of             Percentage of             Percentage of             Percentage of
                                    Revolving Loans             Term-A Loans              Term-B Loans             Term-C Loans
- -----------------------------------------------------------------------------------------------------------------------------------
OCCIDENTAL LIFE INSURANCE           0.000000000000%           0.000000000000%           0.646188091263%           0.646224961479%
  COMPANY OF NORTH CAROLINA
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    Conning & Company                                                            Conning & Company
    CityPlace II                                                                 CityPlace II
    185 Asylum Street                                                            185 Asylum Street
    Hartford, Connecticut  06103                                                 Hartford, Connecticut  06103
    Facsimile No.:                                                               Facsimile No.:
      (212) 758-5442                                                                   (212) 758-5442
    Attention:                                                                   Attention:
      Laurie Ereshena                                                                  Laurie Ereshena
- -----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN AMERICAN CAPITAL         0.000000000000%           0.000000000000%           8.909293266555%           3.073959938367%
  PRIME RATE INCOME TRUST
- -----------------------------------------------------------------------------------------------------------------------------------
    DOMESTIC OFFICE:                                                             LIBOR OFFICE:
    One Parkview Plaza                                                           One Parkview Plaza
    Oakbrook Terrace, IL  60181                                                  Oakbrook Terrace, IL  60181
       Fax: (708) 684-6740/6741                                                     Fax: (708) 684-6740/6741
    Attention:                                                                   Attention:
       Jeffrey Maillet                                                              Jeffrey Maillet
       Senior Vice President                                                        Senior Vice President
- -----------------------------------------------------------------------------------------------------------------------------------


                                     III-19

                                                                     SCHEDULE IV

            --------------------------------------------------------
                                FISCAL QUARTERS
            --------------------------------------------------------
                                     1996
            --------------------------------------------------------
              1/26/96       through (and including)      04/20/96

              4/21/96       through (and including)      07/13/96

              07/14/96      through (and including)      10/05/96

              10/06/96      through (and including)      12/28/96
            --------------------------------------------------------
                                     1997
            --------------------------------------------------------
              12/29/96      through (and including)      04/19/97

              04/20/97      through (and including)      07/12/97

              07/13/97      through (and including)      10/04/97

              10/05/97      through (and including)      01/03/98
            --------------------------------------------------------
                                     1998
            --------------------------------------------------------
              01/04/98      through (and including)      04/25/98

              04/26/98      through (and including)      07/18/98

              07/19/98      through (and including)      10/10/98

              10/11/98      through (and including)      01/02/99
            --------------------------------------------------------
                                     1999
            --------------------------------------------------------
              01/03/99      through (and including)      04/24/99

              04/25/99      through (and including)      07/17/99

              07/18/99      through (and including)      10/09/99

              10/10/99      through (and including)      01/01/00
            --------------------------------------------------------
                                     2000
            --------------------------------------------------------
              01/02/00      through (and including)      04/22/00

              04/23/00      through (and including)      07/15/00

              07/16/00      through (and including)      10/07/00

              10/08/00      through (and including)      12/30/00
            --------------------------------------------------------
                                     2001
            --------------------------------------------------------
              12/31/00      through (and including)      04/21/01

              04/22/01      through (and including)      07/14/01

              07/15/01      through (and including)      10/06/01

              10/07/01      through (and including)      12/29/01
            --------------------------------------------------------
                                     2002
            --------------------------------------------------------
              12/30/01      through (and including)      04/20/02

              04/21/02      through (and including)      07/13/02

              07/14/02      through (and including)      10/05/02

              10/06/02      through (and including)      12/28/02
            --------------------------------------------------------
                                     2003
            --------------------------------------------------------
              12/29/02      through (and including)      04/19/03

              04/20/03      through (and including)      07/12/03

              07/13/03      through (and including)      10/04/03

              10/05/03      through (and including)      01/03/04
            --------------------------------------------------------
                                     2004
            --------------------------------------------------------
              01/04/04      through (and including)      04/24/04

              04/25/04      through (and including)      07/17/04

              07/18/04      through (and including)      10/09/04

              10/10/04      through (and including)      01/01/05
            --------------------------------------------------------
                                     2005
            --------------------------------------------------------
              01/02/05      through (and including)      04/23/05

              04/24/05      through (and including)      07/16/05

              07/17/05      through (and including)      10/08/05

              10/09/05      through (and including)      12/31/05
            --------------------------------------------------------
                                     2006
            --------------------------------------------------------
              01/01/06      through (and including)      04/22/06

              04/23/06      through (and including)      07/15/06

              07/16/06      through (and including)      10/07/06

              10/08/06      through (and including)      12/30/06
            --------------------------------------------------------
                                     2007
            --------------------------------------------------------
              12/31/06      through (and including)      04/21/07

              04/22/07      through (and including)      07/14/07

              07/15/07      through (and including)      10/06/07

              10/07/07      through (and including)      12/29/07

                                                                      SCHEDULE V




ITEM A:  Existing Letters of Credit.


Beneficiary          Stated Amount       Date of Issuance     Expiry Date
- -----------          -------------       ----------------     -----------

Fort Wayne           $514,962            March 13, 1996       February 15, 1997
National Bank

First Trust of       $571,047            March 13, 1996       February 15, 1997
Illinois,
National
Association

First Trust of       $1,014,628          March 13, 1996       February 15, 1997
Illinois,
National
Association

First Trust of       $3,823,973          March 13, 1996       February 15, 1997
Illinois,
National
Association

First-Citizens       $4,977,000          April 25, 1996       April 25, 1997
Bank & Trust
Company


ITEM B:  Existing Swing Line Loans.

                  $0


ITEM C:  Outstanding Existing Loans.

      1.    Existing Revolving Loans.

                  $0

      2.    Existing Term-A Loans.

                  $98,125,000

      3.    Existing Term-B Loans.

                  $59,850,000

      4.    Existing Term-C Loans.

                  $39,900,000

                                                                SCHEDULE VIII to
                                                                Credit Agreement

                                                          Amendment Fee
Lenders                                                   Calculation Amount
- -------                                                   ------------------

THE BANK OF NOVA SCOTIA                                   $31,311,344.21
THE FIRST NATIONAL BANK OF CHICAGO                        $17,373,170.73
PEARL STREET L.P.                                         $17,373,170.73
BANK OF MONTREAL                                          $17,339,939.02
BHF-BANK, AKTIENGESELLSCHAFT                              $17,339,939.02
NATIONSBANK, N.A. (SOUTH)                                  $9,908,536.59
COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK,
  B.A., NEW YORK BRANCH                                   $11,890,243.90
BANQUE NATIONALE DE PARIS                                  $6,935,975.61
CIBC INC.                                                  $9,908,536.59
THE FUJI BANK, LIMITED                                     $9,413,109.76
COMERICA BANK                                              $6,935,975.61
ABN AMRO BANK N.V., NEW YORK BRANCH                        $9,908,536.59
SOCIETE GENERALE                                           $9,908,536.59
SUNTRUST BANK, ATLANTA                                     $6,935,975.61
THE LONG-TERM CREDIT BANK OF JAPAN, LTD.                   $6,935,975.61
HIBERNIA NATIONAL BANK                                     $6,935,975.61
BANQUE FRANCAISE DU COMMERCE EXTERIOR                      $6,935,975.61
GENERALE BANK, NEW YORK BRANCH                             $6,935,975.61
CITIBANK, N.A.                                             $4,987,500.00
BANK OF AMERICA ILLINOIS                                   $7,500,000.00
IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION            $4,954,268.30
WACHOVIA BANK OF GEORGIA, N.A.                                     $0.00
THE NORTHERN TRUST COMPANY                                         $0.00
SENIOR DEBT PORTFOLIO                                     $18,370,738.97
RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS, B.V.                                   $3,691,360.90
AERIES FINANCE LTD.                                        $3,546,322.39
KEYPORT LIFE INSURANCE COMPANY                             $5,541,666.44
CRESCENT/MACH I PARTNERS, L.P.                             $3,491,250.00
INTEGON LIFE INSURANCE COMPANY                             $2,493,750.00
JACKSON NATIONAL LIFE INSURANCE COMPANY                   $14,131,250.00
PRIME INCOME TRUST                                        $13,965,000.00
FIRST SOURCE FINANCIAL LLP                                 $4,987,500.00
VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST        $4,987,500.00
                                                          ==============

      TOTAL                                              $302,875,000.00